                              TRANSALTA CORPORATION

                                    AS ISSUER

                                       AND

                              THE BANK OF NEW YORK

                                   AS TRUSTEE


                        ================================


                                    INDENTURE

                            DATED AS OF JUNE 25, 2002



                        ================================

                              TRANSALTA CORPORATION

               Reconciliation and tie between Trust Indenture Act
                of 1939 and Indenture, dated as of June 25, 2002




  Trust Indenture
      Act Section                                                                       Indenture Section
  ss.310(a)(1)                 .........................................................6.7
         (a)(2)                .........................................................6.7
         (b)                   .........................................................6.8
         (c)                   .........................................................N.A.
  ss.311(a)                    .........................................................5.1.
         (b)                   .........................................................5.1.
         (c)                   .........................................................N.A.
  ss.312(a)                    .........................................................7.1.
         (b)                   .........................................................7.2.
         (c)                   .........................................................7.1
  ss.313(a)                    .........................................................7.2.
         (b)(1)                .........................................................7.2.
         (b)(2)                .........................................................7.2.
         (c)                   .........................................................7.5, 6.1.
         (d)                   .........................................................7.3.
  ss.314(a)                    .........................................................7.5
         (a)(4)                .........................................................10.4
         (b)                   .........................................................8.3.
         (c)(1)                .........................................................1.2
         (c)(2)                .........................................................1.2
         (d)                   .........................................................8.3.
         (e)                   .........................................................1.2
         (f)                   .........................................................N.A.
  ss. 315(a)                   .........................................................6.2.
         (b), (c), (d)         .........................................................6.1
  ss.316(a)(last sentence)     .........................................................1.1("Outstanding")
         (a)(1)(A)             .........................................................5.2, 5.12
         (a)(1)(B)             .........................................................5.13
         (a)(2)                .........................................................N.A.
         (b)                   .........................................................5.8
         (c)                   .........................................................1.4(e)
  ss.317(a)(1)                 .........................................................5.3
         (a)(2)                .........................................................5.4
         (b)                   .........................................................10.3
  ss.318(a)                    .........................................................1.11
         (b)                   .........................................................N.A.
         (c)                   .........................................................N.A.


                               N.A. means Not Applicable


---------------------
* Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
ARTICLE 1. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION          1

     Section 1.1    Definitions                                             1
     Section 1.2    Compliance Certificates and Opinions                   15
     Section 1.3    Form of Documents Delivered to Trustee                 15
     Section 1.4    Acts of Holders                                        16
     Section 1.5    Notices, etc., to Trustee and Corporation              18
     Section 1.6    Notice to Holders; Waiver                              18
     Section 1.7    Effect of Headings and Table of Contents               19
     Section 1.8    Successors and Assigns                                 19
     Section 1.9    Separability Clause                                    19
     Section 1.10   Benefits of Indenture                                  19
     Section 1.11   Governing Law                                          19
     Section 1.12   Legal Holiday                                          20
     Section 1.13   Agent for Service Submission to Jurisdiction;
                    Waiver of Immunities                                   20
     Section 1.14   Conversion of Currency                                 21
     Section 1.15   Currency Equivalent                                    22
     Section 1.16   No Recourse Against Others                             22
     Section 1.17   Multiple Originals                                     22
     Section 1.18   Waiver of Jury Trial                                   22
     Section 1.19   CUSIP Numbers                                          23

ARTICLE 2. SECURITY FORMS                                                  23

     Section 2.1    Forms Generally                                        23
     Section 2.2    Form of Trustee's Certificate of Authentication        23
     Section 2.3    Securities Issuable in Global Form                     24


ARTICLE 3. THE SECURITIES                                                  25

     Section 3.1    Amount Unlimited; Issuable in Series                   25
     Section 3.2    Denominations                                          29
     Section 3.3    Execution, Authentication, Delivery and Dating         29
     Section 3.4    Temporary Securities                                   31
     Section 3.5    Registration, Registration of Transfer and Exchange    33
     Section 3.6    Mutilated, Destroyed, Lost and Stolen Securities       37
     Section 3.7    Payment of Principal and Interest; Interest Rights
                    Preserved; Optional Interest Reset                     39
     Section 3.8    Optional Extension of Stated Maturity                  41
     Section 3.9    Persons Deemed Owners                                  42
     Section 3.10   Cancellation                                           43
     Section 3.11   Computation of Interest                                43

                                                                         Page
                                                                         ----
     Section 3.12   Currency and Manner of Payments in Respect of
                    Securities                                             44
     Section 3.13   Appointment and Resignation of Successor Exchange
                    Rate Agent                                             47


ARTICLE 4. SATISFACTION AND DISCHARGE                                      47

     Section 4.1    Satisfaction and Discharge of Indenture                48
     Section 4.2    Application of Trust Money                             49


ARTICLE 5. REMEDIES                                                        49

     Section 5.1    Events of Default                                      49
     Section 5.2    Acceleration of Maturity; Rescission and Annulment     51
     Section 5.3    Collection of Indebtedness and Suits for Enforcement
                    by Trustee                                             52
     Section 5.4    Trustee May File Proofs of Claim                       53
     Section 5.5    Trustee May Enforce Claims Without Possession of
                    Securities                                             53
     Section 5.6    Application of Money Collected                         54
     Section 5.7    Limitation on Suits                                    54
     Section 5.8    Unconditional Right of Holders to Receive
                    Principal, Premium and Interest                        55
     Section 5.9    Restoration of Rights and Remedies                     55
     Section 5.10   Rights and Remedies Cumulative                         55
     Section 5.11   Delay or Omission Not Waiver                           55
     Section 5.12   Control by Holders                                     56
     Section 5.13   Waiver of Past Defaults                                56
     Section 5.14   Waiver of Stay or Extension Laws                       56


ARTICLE 6. THE TRUSTEE                                                     57

     Section 6.1    Notice of Defaults                                     57
     Section 6.2    Certain Rights of Trustee                              57
     Section 6.3    Trustee Not Responsible for Recitals or Issuance
                    of Securities                                          58
     Section 6.4    May Hold Securities                                    59
     Section 6.5    Money Held in Trust                                    59
     Section 6.6    Compensation and Reimbursement                         59
     Section 6.7    Corporate Trustee Required; Eligibility                60
     Section 6.8    Resignation and Removal; Appointment of Successor      60
     Section 6.9    Acceptance of Appointment by Successor                 62
     Section 6.10   Merger Conversion; Consolidation or Succession
                    to Business                                            63
     Section 6.11   Appointment of Authenticating Agent                    63


ARTICLE 7. HOLDERS' LIST AND REPORTS BY TRUSTEE AND CORPORATION            65

     Section 7.1    Corporation to Furnish Trustee Names and Addresses
                    of Holders                                             65
     Section 7.2    Preservation of List of Names and Addresses
                    of Holders                                             65
     Section 7.3    Disclosure of Names and Addresses of Holders           65
     Section 7.4    Reports by Trustee                                     66
     Section 7.5    Reports by the Corporation                             66

                                                                         Page
                                                                         ----
ARTICLE 8. CONSOLIDATION, AMALGAMATION, MERGER, CONVEYANCE,
           TRANSFER, OR LEASE                                              67

     Section 8.1    Corporation May Amalgamate or Consolidate, etc.
                    Only on Certain Terms                                  67
     Section 8.2    Successor Person Substituted                           68
     Section 8.3    Assignment of Rights                                   68
     Section 8.4    Securities to Be Secured in Certain Events             68

ARTICLE 9. SUPPLEMENTAL INDENTURES                                         69

     Section 9.1    Supplemental Indentures without Consent of Holders     69
     Section 9.2    Supplemental Indentures with Consent of Holders        70
     Section 9.3    Execution of Supplemental Indentures                   71
     Section 9.4    Effect of Supplemental Indentures                      71
     Section 9.5    Conformity with Trust Indenture Act                    71
     Section 9.6    Reference in Securities to Supplemental Indentures     72
     Section 9.7    Notice of Supplemental Indentures                      72

ARTICLE 10. COVENANTS                                                      72

     Section 10.1   Payment of Principal, Premium, if any, and Interest    72
     Section 10.2   Maintenance of Office or Agency                        72
     Section 10.3   Money for Securities Payments to Be Held in Trust      74
     Section 10.4   Statement as to Compliance                             75
     Section 10.5   Additional Amounts                                     75
     Section 10.6   Payment of Taxes and other Claims                      77
     Section 10.7   Maintenance of Properties                              77
     Section 10.8   Corporate Existence                                    77
     Section 10.9   Maintenance of Books and Records                       78
     Section 10.10  Restriction of Sales and Leaseback Transactions        78
     Section 10.11  Insurance                                              78
     Section 10.12  Negative Covenant                                      78
     Section 10.13  Waiver of Certain Covenants                            78

ARTICLE 11. REDEMPTION OF SECURITIES                                       79

     Section 11.1   Applicability of Article                               79
     Section 11.2   Election to Redeem Notice to Trustee                   79
     Section 11.3   Selection by Trustee of Securities to be Redeemed      79
     Section 11.4   Notice of Redemption                                   80
     Section 11.5   Deposit of Redemption Price                            81
     Section 11.6   Securities Payable on Redemption Date                  81
     Section 11.7   Securities Redeemed in Part                            82
     Section 11.8   Tax Redemption                                         82

ARTICLE 12. SINKING FUNDS                                                  83

     Section 12.1   Applicability of Article                               83
     Section 12.2   Satisfaction of Sinking Fund Payments
                    with Securities                                        83

                                                                         Page
                                                                         ----
     Section 12.3   Redemption of Securities for Sinkiing Fund             84

ARTICLE 13. REPAYMENT AT OPTION OF HOLDERS                                 85

     Section 13.1   Applicability of Article                               85
     Section 13.2   Repayment of Securities                                85
     Section 13.3   Exercise of Option                                     85
     Section 13.4   When Securities Presented for Repayment Become Due
                    and Payable                                            86
     Section 13.5   Securities Repaid in Part                              87

ARTICLE 14. DEFEASANCE AND COVENANT DEFEASANCE                             87

     Section 14.1   Option to Effect Defeasance or Covenant Defeasance     87
     Section 14.2   Defeasance and Discharge                               87
     Section 14.3   Covenant Defeasance                                    87
     Section 14.4   Conditions to Defeasance or Covenant Defeasance        88
     Section 14.5   Deposited Money and Government Obligations to
                    Be Held in Trust; Other Miscellaneous Provisions       90
     Section 14.6   Reinstatement                                          91

ARTICLE 15. MEETINGS OF HOLDERS OF SECURITIES                              91

     Section 15.1   Purposes for Which Meetings May Be Called              91
     Section 15.2   Call, Notice and Place of Meetings                     91
     Section 15.3   Persons Entitled to vote at Meetings                   92
     Section 15.4   Quorum; Action                                         92
     Section 15.5   Determination of Voting Rights; Conduct and
                    Adjournment of Meetings                                93
     Section 15.6   Counting Votes and Recording Action of Meetings        94

                  INDENTURE, dated as of June 25, 2002, between TRANSALTA CORPORATION, a Canadian corporation (herein called the "CORPORATION"), having its principal office at 110 - 12th Avenue S.W., Calgary, Alberta T2P 2M1, and THE BANK OF NEW YORK, a New York banking corporation, as trustee (herein called the "TRUSTEE").

                           RECITALS OF THE CORPORATION

                  The Corporation has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "SECURITIES"), which may be convertible into or exchangeable for any securities of any Person including the Corporation to be issued in one or more series as in this Indenture provided.

                  This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  All things necessary to make this Indenture a valid agreement of the Corporation in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE 1.

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  Section 1.1   DEFINITIONS.
                                -----------

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article or in any other Article have the meanings assigned to them in this Article or such other Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in Section 311 of the Trust Indenture Act, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "Generally Accepted Accounting

         Principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in Canada at the date of such computation; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "ACT", when used with respect to any Holder, has the meaning specified in Section 1.4.

                  "ADDITIONAL AMOUNTS" has the meaning specified in Section
10.5.

                  "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "ATTRIBUTABLE AMOUNT" means with respect to any sale and leaseback transaction (as defined herein), as at the time of determination, the present value (discounted at the rate of interest set forth or implicit in the terms of such lease, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in the sale and leaseback transaction.

                  "AUTHENTICATING AGENT" means any Person appointed by the Trustee to act on behalf of the Trustee pursuant to Section 6.11 to authenticate Securities.

                  "AUTHORIZED NEWSPAPER" means a newspaper (which in the case of Canada, will, if practicable, be The Globe & Mail, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition), in the case of the United Kingdom will, if practicable, be The Financial Times (London Edition) and, in the case of Luxembourg, will, if practicable, be The Luxembourg (Wort)), in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

                  "BEARER SECURITY" means any Security except a Registered Security.

                  "BOARD OF DIRECTORS" means the board of directors of the Corporation or any duly authorized committee of such board.

                  "BOARD RESOLUTION" means a copy of a resolution certified by any officer of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "BUSINESS DAY", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law, regulation or executive order to close.

                  "CLEARSTREAM" means Clearstream Banking, societe anonyme, or its successor.

                  "COMMISSION" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "COMMON DEPOSITARY" has the meaning specified in Section 3.4.

                  "CONSOLIDATED NET TANGIBLE ASSETS" means all consolidated assets of the Corporation as shown on the most recent audited consolidated balance sheet of the Corporation, less the aggregate of the following amounts reflected upon such balance sheet: (i) all goodwill, deferred assets, trademarks, copyrights and other similar intangible assets; (ii) to the extent not already deducted in computing such assets and without duplication, depreciation, depletion, amortization, reserves and any other account which reflects a decrease in the value of an asset or a periodic allocation of the cost of an asset; provided that no deduction shall be made under this clause
(ii) to the extent that such account reflects a decrease in value or periodic allocation of the cost of any asset referred to in clause (i) above; (iii) minority interests; (iv) current liabilities; and (v) Non-Recourse Assets to the extent of the outstanding Non-Recourse Debt financing such assets.

                  "CONSOLIDATED SHAREHOLDERS' EQUITY" means, without duplication, the aggregate amount of shareholders' equity (including, without limitation, common share capital, preferred share capital, contributed surplus and retained earnings) of the Corporation as shown on the most recent audited consolidated balance sheet of the Corporation, adjusted by the amount by which common share capital, preferred share capital and contributed surplus has been increased or decreased (as the case may be) from the date of such balance sheet to the relevant date of determination, in accordance with Generally Accepted Accounting Principles, together with the aggregate principal amount of obligations of the Corporation in respect of Preferred Securities.

                  "CONVERSION DATE" has the meaning specified in Section
3.12(d).

                  "CONVERSION EVENT" means the cessation of use of (i) a Foreign Currency both by the government of the country which issued such Foreign Currency and by a central bank or other public institution of or within the international banking community for the settlement of transactions, and (ii) any currency unit (or composite currency) for the purposes for which it was established.

                  "CORPORATE TRUST OFFICE" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this Indenture is located at 101 Barclay Street, New York, New York 10286, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

                  "CORPORATION" includes corporations, associations, companies and business trusts.

                  "CORPORATION" means the Person named as the "Corporation" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Corporation" shall mean such Person's successors and assigns.

                  "CORPORATION REQUEST" or "CORPORATION ORDER" means a written request or order signed in the name of the Corporation by any officer (under the corporate seal of the Corporation or otherwise), and delivered to the Trustee.

                  "COUPON" means any interest coupon pertaining to a Bearer Security.

                  "CURRENCY" means any currency or currencies, composite currency or currency unit or currency units, issued by the government of one or more countries or by any recognized confederation or association of such governments.

                  "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "DEFAULTED INTEREST" has the meaning specified in Section 3.7.

                  "DEPOSITORY FOR SECURITIES" means The Depository Trust Company, or any successor, thereto.

                  "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or Currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

                  "DOLLAR EQUIVALENT OF THE CURRENCY UNIT" has the meaning specified in Section 3.12(g).

                  "DOLLAR EQUIVALENT OF THE FOREIGN CURRENCY" has the meaning specified in Section 3.12(f).

                  "ELECTION DATE" has the meaning specified in Section 3.12(h).

                  "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.

                  "EVENT OF DEFAULT" has the meaning specified in Section 5.1.

                  "EXCHANGE DATE" has the meaning specified in Section 3.4.

                  "EXCHANGE RATE AGENT" means, with respect to Securities of or within any series, unless otherwise specified with respect to any Securities pursuant to Section 3.1, a New York Clearing House bank, designated pursuant to
Section 3.1 or Section 3.13.

                  "EXCHANGE RATE OFFICERS' CERTIFICATE" means a tested telex or a certificate setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount determined in accordance with Section
3.2 in the relevant Currency), payable with respect to a Security of any series on the basis of such Market Exchange Rate, sent (in the case of a telex) or signed (in the case of a certificate) by any officer of the Corporation (under the corporate seal of the Corporation or otherwise).

                  "FEDERAL BANKRUPTCY CODE" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

                  "FINANCIAL INSTRUMENT OBLIGATIONS" means obligations arising under:

                  (a) any interest swap agreement, forward rate agreement, floor, cap or collar agreement, futures or options, insurance or other similar agreement or arrangement, or any combination thereof, entered into or guaranteed by the Corporation where the subject matter of the same is interest rates or the price, value, or amount payable thereunder is dependent or based upon the interest rates or fluctuations in interest rates in effect from time to time (but, for certainty, shall exclude conventional floating rate debt);

                  (b) any currency swap agreement, cross-currency agreement, forward agreement, floor, cap or collar agreement, futures or options, insurance or other similar agreement or arrangement, or any combination thereof, entered into or guaranteed by the Corporation where the subject matter of the same is currency exchange rates or the price, value or amount payable thereunder is dependent or based upon currency exchange rates or fluctuations in currency exchange rates in effect from time to time; and

                  (c) any agreement for the making or taking of any commodity (including natural gas, oil or electricity), any commodity swap agreement, floor, cap or collar agreement or commodity future or option or other similar agreements or arrangements, or any combination thereof, entered into or guaranteed by the Corporation where the subject matter of the same is any commodity or the price, value or amount payable thereunder is dependent or based upon the price of any commodity or fluctuations in the price of any commodity;

to the extent of the net amount due or accruing due by the Corporation thereunder (determined by marking-to-market the same in accordance with their terms).

                  "FOREIGN CURRENCY" means any Currency other than Currency of the United States.

                  "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means generally accepted accounting principles which are in effect from time to time in Canada.

                  "GOVERNMENT OBLIGATIONS" means, unless otherwise specified with respect to any series of Securities pursuant to Section 3.1, securities which are (a) direct obligations of the government which issued the currency in which the principal of or any premium or interest on such Securities of a particular series or any Additional Amounts in respect thereof are payable or
(b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government which issued the Currency in which the Securities of such series or any Additional Amounts in respect thereof are payable, the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government payable in such Currency and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of a holder of a depositary receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest or principal of the Government Obligation evidenced by such depository receipt.

                  "HOLDER" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register.

                  "INDEBTEDNESS" means all items of indebtedness in respect of any amounts borrowed (including obligations with respect to bankers' acceptances and contingent reimbursement obligations relating to letters of credit and other financial instruments) and all Purchase Money Obligations which, in accordance with Generally Accepted Accounting Principles, would be recorded in the financial statements as at the date as of which Indebtedness is to be determined, and in any event including, without duplication: (i) obligations secured by any Security Interest existing on property owned subject to such Security Interest, whether or not the obligations secured thereby shall have been assumed; and (ii) guarantees, indemnities, endorsements (other than endorsements for collection in the ordinary course of business) or other contingent liabilities in respect of obligations of another Person for indebtedness of that other Person in respect of any amounts borrowed by them.

                  "INDENTURE" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 3.1; PROVIDED, HOWEVER, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 3.1, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

                  "INDEXED SECURITY" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

                  "INTEREST", when used with respect to an Original Issue Discount Security, shall be deemed to mean interest payable after Maturity at the rate prescribed in such Original Issue Discount Security.

                  "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "MARKET EXCHANGE RATE" means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, (i) for any conversion involving a currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 3.1 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York, and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London, England or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Exchange Rate Agent. Unless otherwise specified with respect to any Securities pursuant to Section 3.1, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London, England or another principal market for the Currency in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any Currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such Currency shall be that upon which a non-resident issuer of securities designated in such Currency would purchase such Currency in order to make payments in respect of such securities.

                  "MATERIAL SUBSIDIARY" means, at any time, a Subsidiary (i) the total assets of which represent more than 10% of the total assets of the Corporation determined on a consolidated basis as shown in the most recent audited consolidated balance sheet of the Corporation; or (ii) the total revenues of which represent more than 10% of the total revenues of the Corporation determined on a consolidated basis as shown in the consolidated income statement of the Corporation for the four most recent fiscal quarters of the Corporation.

                  "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

                  "NON-RECOURSE ASSETS" means the assets created, developed, constructed or acquired with or in respect of which Non-Recourse Debt has been incurred and any and all receivables, inventory, equipment, chattel paper, intangibles and other rights or collateral arising from or connected with the assets created, developed, constructed or acquired (including the shares or other ownership interests of a single purpose entity which holds only such assets and other rights and collateral arising therefrom or connected therewith) and to which recourse of the lender of such Non-Recourse Debt (or any agent, trustee, receiver or other Person acting on behalf of such lender) in respect of such Indebtedness is limited in all circumstances (other than in respect of false or misleading representations or warranties and customary indemnities provided with respect to such financings).

                  "NON-RECOURSE DEBT" means any Indebtedness incurred to finance the creation, development, construction or acquisition of assets and any increases in or extensions, renewals or refundings of any such Indebtedness, provided that the recourse of the lender thereof or any agent, trustee, receiver or other Person acting on behalf of the lender in respect of such Indebtedness, in respect thereof is limited in all circumstances (other than in respect of false or misleading representations or warranties and customary indemnities provided with respect to such financings) to the assets created, developed, constructed or acquired in respect of which such Indebtedness has been incurred and to any receivables, inventory, equipment, chattel paper, intangibles and other rights or collateral arising from or connected with the assets so created, developed, constructed or acquired (including the shares or other ownership interests of a single purpose entity which holds any such assets and other rights and collateral arising therefrom or connected therewith) and to which the lender has recourse.

                  "OFFICERS' CERTIFICATE" means a certificate signed by any two officers of the Corporation in their capacities as officers of the Corporation and not in their personal capacities, (under the corporate seal of the Corporation or otherwise) and delivered to the Trustee.

                  "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Corporation, including an employee of the Corporation, and who shall be acceptable to the Trustee.

                  "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 5.2.

                  "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Corporation) in trust or set aside and segregated in trust by the Corporation (if the Corporation shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii)    Securities, except to the extent provided in Section
         14.2 and 14.3, with respect to which the Corporation has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

                  (iv)     Securities which have been paid pursuant to Section
         3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Corporation;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Corporation as set forth in an Exchange Rate Officers' Certificate delivered to the Trustee, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 3.1, and
(iv) Securities owned by the Corporation or any other obligor upon the Securities or any Affiliate of the Corporation or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee certifies to the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Corporation or any other obligor upon the Securities or any Affiliate of the Corporation or such other obligor.

                  "PAYING AGENT" means any Person (including the Corporation acting as Paying Agent) authorized by the Corporation to pay the principal of (or premium, if any) or interest, if any, on any Securities on behalf of the Corporation.

                  "PERMITTED ENCUMBRANCE" means any of the following:

        (a) any Security Interest existing as of the date of the first issuance by the Corporation of Securities issued pursuant to this Indenture, or arising thereafter pursuant to contractual commitments entered into prior to such issuance;

        (b) any Security Interest created, incurred or assumed to secure any Purchase Money Obligation;

        (c) any Security Interest created, incurred or assumed to secure any Non-Recourse Debt;

        (d)       any Security Interest in favor of any Wholly-Owned Subsidiary;

        (e) any Security Interest on property of a corporation or its Subsidiaries which Security Interest exists at the time such corporation is merged into, or amalgamated or consolidated with the Corporation or such property is otherwise, directly or indirectly acquired by the Corporation other than a Security Interest incurred in contemplation of such merger, amalgamation, consolidation or acquisition;

        (f) any Security Interest securing any Indebtedness to any bank or banks or other lending institution or institutions incurred in the ordinary course of business and for the purpose of carrying on the same, repayable on demand or maturing within 12 months of the date when such Indebtedness is incurred or the date of any renewal or extension thereof;

        (g) any Security Interest on or against cash or marketable debt securities pledged to secure Financial Instrument Obligations;

        (h)       any Security Interest in respect of:

                  (i) liens for taxes, duties and assessments not at the time overdue or any liens securing workmen's compensation assessments, unemployment insurance or other social security obligations; PROVIDED, HOWEVER, that if any such liens, duties or assessments are then overdue the Corporation or the applicable Subsidiary thereof shall be contesting the same in good faith;

                  (ii) any liens or rights of distress reserved in or exercisable under any lease for rent and for compliance with the terms of such lease;

                  (iii) any obligations or duties, affecting the property of the Corporation or any Subsidiary thereof, to any municipality or governmental, statutory or other public authority, with respect to any franchise, permit, licence or grant and any defects in title to structures or other facilities arising solely from the fact that such structures or facilities are constructed or installed on lands held by the Corporation or any Subsidiary thereof, under franchises, permits, licences or other grants, from a municipality or other such authority, which obligations, duties and defects in the aggregate do not materially impair the use of such property, structures or facilities for the purpose for which they are held by the Corporation or any Subsidiary thereof;

                  (iv) any deposits or liens in connection with contracts, bids, tenders or expropriation proceedings, surety or appeal bonds, costs of litigation when required by law, public and statutory obligations, liens or claims incidental to current construction, builders', mechanics', labourers', materialmen's, warehousemen's, carriers' and other similar liens;

                  (v) the right reserved to or vested in any municipality or governmental, statutory or other public authority by any statutory provision or by the terms of any lease, license, franchise, grant or permit, that affects any land, to terminate any such lease, license, franchise, grant or permit or to require annual or other periodic payments as a condition to the continuance thereof;

                  (vi) any undetermined or inchoate liens and charges incidental to the current operations of the Corporation or any Subsidiary thereof that have not at the time been filed against the Corporation; PROVIDED, HOWEVER, that if any such lien or charge shall have been filed, the Corporation or the applicable Subsidiary thereof shall be contesting the same in good faith;

                  (vii) any Security Interest the validity of which is being contested at the time by the Corporation or the applicable Subsidiary thereof in good faith or payment of which has been provided for by deposit with the Trustee or another trustee of debt securities issued by the Corporation or the applicable Subsidiary thereof of an amount in cash sufficient to pay the same in full;

                  (viii) any easements, rights-of-way and servitudes (including, without in any way limiting the generality of the foregoing, easements, rights-of-way and servitudes for railways, sewers, dykes, drains, gas and water mains or electric light and power or telephone and telegraph conduits, poles, wires and cables) that, in the opinion of the Corporation, will not in the aggregate materially and adversely impair the use or value of the land concerned for the purpose for which it is held by the Corporation or any Subsidiary thereof;

                  (ix) any security to a public utility or any municipality or governmental, statutory or other public authority when required by such utility, municipality or other such authority in connection with the operations of the Corporation or any Subsidiary thereof;

                  (x) any liens and privileges arising out of judgments or awards with respect to which the Corporation or the applicable Subsidiary thereof shall be prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review; and

                  (xi) any other liens of a nature similar to the foregoing which do not in the opinion of the Corporation materially impair the use of the property subject thereto or the operation of the business of the Corporation or the applicable Subsidiary thereof or the value of such property for the purpose of such business;

        (i) any extension, renewal, alteration or replacement (or successive extensions, renewals, alterations or replacements) in whole or in part, of any Security Interest referred to in the foregoing clauses (a) through (h) inclusive, provided the extension, renewal, alteration or replacement of such Security Interest is limited to all or any part of the same property that secured the Security Interest extended, renewed, altered or replaced (plus improvements on such property) and the principal amount of the Indebtedness secured thereby is not increased; and

        (j) any other Security Interest if the aggregate amount of Indebtedness secured pursuant to this clause (j) (together with the Attributable Amount of any sale and leaseback transaction) does not exceed 20% of Consolidated Net Tangible Assets.

                  "PERSON" means any individual, corporation, general or limited, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "PLACE OF PAYMENT" means, when used with respect to the Securities of or within any series, the place or places where the principal of (and premium, if any) and interest, if any, on such Securities are payable as specified as contemplated by Sections 3.1 and 10.2.

                  "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "PREFERRED SECURITIES" means securities which on the date of issue thereof by a Person: (i) have a term to maturity of more than 30 years;
(ii) rank subordinate to the unsecured
and unsubordinated Indebtedness of such Person outstanding on such date; (iii) entitle such person to defer the payment of interest thereon for more than four years without thereby causing an event of default in respect of such securities to occur; and (iv) entitle such Person to satisfy the obligation to make payments of deferred interest thereon from the proceeds of the issuance of its shares.

                  "PURCHASE MONEY OBLIGATION" means any monetary obligation created or assumed as part of the purchase price of real or tangible personal property, whether or not secured, any extensions, renewals, alterations or replacements of any such obligation, provided that the principal amount of such obligation outstanding on the date of such extension, renewal, alteration or replacement is not increased and further provided that any security given in respect of such obligation shall not extend to any property other than the property acquired in connection with which such obligation was created or assumed and fixed improvements, if any, erected or constructed thereon.

                  "REDEMPTION DATE", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                  "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "REGISTERED SECURITY" means any Security registered in the Security Register.

                  "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 3.1.

                  "REPAYMENT DATE" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment pursuant to this Indenture.

                  "REPAYMENT PRICE" means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid pursuant to this Indenture.

                  "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any vice president, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; PROVIDED, HOWEVER, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

                  "SECURITY INTEREST" means any mortgage, charge, pledge, lien, encumbrance, assignment by way of security, title retention agreement or other security interest whatsoever, howsoever created or arising, whether absolute or contingent, fixed or floating, perfected or not, which secures payment or performance of an obligation.

                  "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 3.5.

                  "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustee pursuant to Section 3.7.

                  "STATED MATURITY", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a Coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may be extended pursuant to the provisions of Section 3.8.

                  "SUBSIDIARY" means, in relation to a Person (i) any corporation of which at least a majority of the outstanding shares having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time shares of any other class or classes of such corporation might have voting power by reason of the happening of any contingency, unless the contingency has occurred and then only for as long as it continues) is at the time directly, indirectly or beneficially owned or controlled by the Person or one or more of its Subsidiaries, or the Person and one or more of its Subsidiaries; (ii) any partnership of which the Person or one or more of its Subsidiaries, or the Person and one or more of its Subsidiaries: (a) directly, indirectly or beneficially own or control more than 50% of the income, capital, beneficial or ownership interests (however designated) thereof; and (b) is a general partner, in the case of a limited partnership, or is a partner that has authority to bind the partnership, in all other cases; or (iii) any other Person of which at least a majority of the income, capital, beneficial or ownership interests (however designated) are at the time directly, indirectly or beneficially owned or controlled by the first-mentioned Person or one or more of its Subsidiaries, or the Person and one or more of its Subsidiaries.

                  "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 9.5.

                  "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, PROVIDED, HOWEVER, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

                  "UNITED STATES" means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "VALUATION DATE" has the meaning specified in Section 3.12(c).

                  "WHOLLY-OWNED SUBSIDIARY" means any Subsidiary of the Corporation that the Corporation directly or indirectly beneficially owns 100% of the outstanding shares having by the terms thereof ordinary voting power to elect a majority of the board of directors of such Subsidiary or owns, directly or indirectly, 100% of the income, capital, beneficial or ownership interests (however designated) thereof.

                  "YIELD TO MATURITY" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

                  Section 1.2       COMPLIANCE CERTIFICATES AND OPINIONS.

                  Upon any application or request by the Corporation to the Trustee to take any action under any provision of this Indenture, the Corporation shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 10.4) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with.

                  Section 1.3       FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Corporation may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Corporation stating that the information with respect to such factual matters is in the possession of the Corporation unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Section 1.4       ACTS OF HOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Corporation. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.2 hereof) conclusive in favor of the Trustee and the Corporation, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 15.6.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine, and the Trustee may in any instance require further proof with respect to any of the matters referred in this Section.

                  (c) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of commencement and the date of termination of holding the same, shall be proved by the Security Register.

                  (d) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Corporation may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or
(3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner that the Trustee deems sufficient.

                  (e) If the Corporation shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Corporation may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Corporation shall have no obligation to do so. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; PROVIDED that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

                  (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Corporation in reliance thereon, whether or not notation of such action is made upon such Security.

                  Section 1.5       NOTICES, ETC., TO TRUSTEE AND CORPORATION.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Corporation shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust/Global Finance Unit, or

                  (2) the Corporation by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Corporation addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Corporation.

                  Section 1.6       NOTICE TO HOLDERS; WAIVER.

                  Where this Indenture provides for notice of any event to Holders of Registered Securities by the Corporation or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

                  In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impractical to mail notice of any event to Holders of Registered Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be directed by the Corporation shall be deemed to be sufficient giving of such notice for every purpose hereunder.

                  Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 3.1, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and in such other city or cities as, may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of the first such publication.

                  In case, by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause, it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders of every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

                  Any request, demand, authorization, direction, notice, consent or waiver or other Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  Section 1.7       EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.8       SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture by the Corporation shall bind its successors and assigns, whether so expressed or not.

                  Section 1.9       SEPARABILITY CLAUSE.

                  In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 1.10      BENEFITS OF INDENTURE.

                  Nothing in this Indenture or in the Securities or Coupons, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 1.11      GOVERNING LAW.

                  This Indenture, the Securities and Coupons shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall prevail. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                  Section 1.12      LEGAL HOLIDAY.

                  In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal (or premium, if any) or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity; PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

                  Section 1.13 AGENT FOR SERVICE SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES.

                  By the execution and delivery of this Indenture, the Corporation (i) acknowledges that it has irrevocably designated and appointed CT Corporation System, 111 8th Avenue, 13th Floor, New York, New York as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Securities or this Indenture that may be instituted in any federal or state court in the City of New York or brought under federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), (ii) submits to the non-exclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process on CT Corporation System, in any manner permitted by applicable law, and written notice of said service to the Corporation (mailed or delivered to the Corporation, attention: Executive Vice-President and General Counsel, at its principal office specified in the first paragraph of this Indenture and in the manner specified in Section 1.5 hereof), shall be deemed in every respect effective service of process upon the Corporation in any such suit or proceeding. The Corporation further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as any of the Securities shall be outstanding.

                  To the extent that the Corporation has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Corporation hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Securities, to the extent permitted by law.

                  The Corporation hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Indenture or the Securities in any federal or state court in the City of New York, State of New York. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  Section 1.14      CONVERSION OF CURRENCY.

                  The Corporation covenants and agrees that the following provisions shall apply to conversion of Currency in the case of the Securities and this Indenture:

                  (a) (i) If for the purposes of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into any other Currency (the "JUDGMENT CURRENCY") an amount due or contingently due under the Securities of any series and this Indenture (the "REQUIRED CURRENCY"), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which a final judgment which is not appealable or is not appealed is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                  (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment referred to in (i) above is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Corporation shall pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the Judgment Currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in the Required Currency originally due.

                  (b) In the event of the winding-up of the Corporation at any time while any amount or damages owing under the Securities and this Indenture, or any judgment or order, rendered in respect thereof, shall remain outstanding, the Corporation shall indemnify and hold the Holders of Securities and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the equivalent of the amount in the Required Currency (other than under this Subsection (b)) is calculated for the purposes of such winding-up and (2) the final date for the filing of proofs of claim in such winding-up. For the purpose of this Subsection (b) the final date for the filing of proofs of claim in the winding-up of the Corporation shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Corporation may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

                  (c) The obligations contained in Subsections (a)(ii) and (b)
              of this Section shall constitute separate and independent obligations of the Corporation from its other obligations under the Securities and this Indenture, shall give rise to separate and independent causes of action against the Corporation shall apply irrespective of any waiver or extension granted by any Holder or Trustee from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Corporation for a liquidated sum in respect of amounts due hereunder (other than under Subsection (b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Corporation or the applicable liquidator. In the case of Subsection (b) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.


                  (d) The term "RATE(S) OF EXCHANGE" shall mean, if the Canadian Currency is the Judgment Currency and United States Currency is the Required Currency, or vice versa the Bank of Canada noon rate for purchases on the relevant date of the Required Currency with the Judgment Currency, as reported by Telerate on screen 3194 (or such other means of reporting the Bank of Canada noon rate as may be agreed upon by the Corporation and the Trustee) and includes any premiums and costs of exchange payable.

                  Section 1.15      CURRENCY EQUIVALENT.

                  Except as otherwise provided in this Indenture, for purposes of the construction of the terms of this Indenture or of the Securities, in the event that any amount is stated herein in the Currency of one nation (the "FIRST CURRENCY"), as of any date such amount shall also be deemed to represent the amount in the Currency of any other relevant nation (the "OTHER CURRENCY") which is required to purchase such amount in the First Currency at the Bank of Canada noon rate as reported by Telerate on screen 3194 (or such other means of reporting the Bank of Canada noon rate as may be agreed upon by each of the parties to this Indenture) on the date of determination.

                  Section 1.16      NO RECOURSE AGAINST OTHERS.

                  A director, officer, employee or shareholder, as such, of the Corporation shall not have any liability for any obligations of the Corporation under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. Such waiver and release shall be part of the consideration for the issue of the Securities.

                  Section 1.17      MULTIPLE ORIGINALS.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                  Section 1.18      WAIVER OF JURY TRIAL.

                  Each of the Corporation and the Trustee hereby irrevocably waives to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture, the Securities or any transactions contemplated hereby.

                  Section 1.19      CUSIP NUMBERS.

                  The Corporation in issuing any series of the Securities may use CUSIP numbers, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption or exchange with respect to such series PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Corporation will promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE 2.

                                 SECURITY FORMS

                  Section 2.1       FORMS GENERALLY.

                  The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related Coupons shall be in substantially the forms as shall be established by or pursuant to a Board Resolution or an Officers' Certificate or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the forms of Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an officer of the Corporation and delivered to the Trustee at or prior to the delivery of the Corporation Order contemplated by
Section 3.3 for the authentication and delivery of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                  Unless otherwise specified as contemplated by Section 3.1, Bearer Securities shall have interest Coupons attached.

                  The Trustee's certificate of authentication on all Securities shall be in substantially the form set forth in this Article.

                  The definitive Securities and Coupons shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities or Coupons. A Form of Security is attached as Exhibit A hereto, but a Security may be in any form approved by the Board of Directors of the Corporation in any Board Resolution or as approved by an Officers' Certificate or as provided in an indenture supplemental hereto pursuant to Section 3.1.

                  Section 2.2       FORM OF TRUSTEE'S CERTIFICATE OF
AUTHENTICATION.

                  Subject to Section 6.11, the Trustee's certificate of authentication shall be in substantially the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  Dated: _______________________

                  This is one of the Securities of the series designated therein referred to in, and issued under, the within-mentioned Indenture.

                                             THE BANK OF NEW YORK,
                                                          as Trustee



                                             By ______________________________
                                                     Authorized Signatory

                  Section 2.3       SECURITIES ISSUABLE IN GLOBAL FORM.

                  If Securities of or within a series are issuable in global form, as specified as contemplated by Section 3.1, then, notwithstanding clause
(10) of Section 3.1, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Corporation Order to be delivered to the Trustee pursuant to Section
3.3 or Section 3.4. Subject to the provisions of Section 3.3 and, if applicable,
Section 3.4, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Corporation Order. If a Corporation Order pursuant to Section 3.3 or Section 3.4 has been, or simultaneously is, delivered, any instructions by the Corporation with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel.

                  The provisions of the last sentence of Section 3.3 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Corporation and the Corporation delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.3.

                  Notwithstanding the provisions of Section 3.7, unless otherwise specified as contemplated by Section 3.1, payment of principal of (and premium, if any) and interest, if any, on any Security in permanent global form shall be made to the Person or Persons specified therein.

                  Notwithstanding the provisions of Section 3.9 and except as provided in the preceding paragraph, the Corporation, the Trustee and any agent of the Corporation or the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in bearer form, Euroclear or Clearstream.

                                   ARTICLE 3.

                                 THE SECURITIES

                  Section 3.1       AMOUNT UNLIMITED; ISSUABLE IN SERIES.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series and, except as otherwise provided in this Indenture, each such series shall be unsecured and shall rank pari passu with each other and with all other unsecured and unsubordinated indebtedness for borrowed money of the Corporation. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 3.3, set forth in, or determined in the manner provided in, an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (19) below), if so provided, may be determined from time to time by the Corporation with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):

                  (1) the specific designation of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6, 11.7 or 13.5);

                  (3) the extent and manner, if any, to which payment on or in respect of the Securities of the series will be senior or will be subordinated to the prior payment of other liabilities and obligations of the Corporation;

                  (4) the percentage or percentages of principal amount at which the Securities of the series will be issued;

                  (5) the date or dates, or the method by which such date or dates will be determined or extended, on which the principal (and premium, if any) of the Securities of the series is payable;

                  (6) the rate or rates (whether fixed or variable) at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date or dates shall be determined, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, the notice, if any, to Holders regarding the determination of interest on a floating rate Security and the manner of giving such notice, and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

                  (7) the place or places, if any, other than the Corporate Trust Office, where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, where any Registered Securities of the series may be surrendered for registration of transfer, where Securities of the series may be surrendered for exchange, where Securities of the series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable and, if different than the location specified in Section 1.5, the place or places where notices or demands to or upon the Corporation in respect of the Securities of the series and this Indenture may be served, the extent to which, or the manner in which, any interest payment or Additional Amounts on a global Security on an Interest Payment Date, will be paid and the manner in which any principal of or premium, if any, on any global Security will be paid;

                  (8) the period or periods within which, the price or prices at which, the Currency in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Corporation, if the Corporation is to have that option;

                  (9) the obligation, if any, of the Corporation to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the Currency in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                  (10) if other than denominations of $1,000 and any integral multiple thereof, the denomination or denominations in which any Registered Securities of the series shall be issuable and, if other than denominations of $5,000, the denomination or denominations in which any Bearer Securities of the series shall be issuable;

                  (11) if other than the Trustee, the identity of each Security
              Registrar and/or Paying Agent;

                  (12) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2 or the method by which such portion shall be determined;

                  (13) if other than Dollars, the Currency in which payment of the principal of (or premium, if any) or interest, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated and the particular provision applicable thereto in accordance with, in addition to or in lieu of any of the provisions of Section 3.12;

                  (14) whether the amount of payments of principal of (or premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

                  (15) whether the principal of (or premium, if any) or interest, if any, on the Securities of the series are to be payable, at the election of the Corporation or a Holder thereof, in a Currency other than that in which such Securities are denominated or stated to be payable, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are denominated or stated to be payable and the Currency in which such Securities are to be so payable, in each case in accordance with, in addition to or in lieu of any of the provisions of Section 3.12;

                  (16) the designation of the initial Exchange Rate Agent, if any;

                  (17)     the applicability, if any, of Section 14.2 and/or
              14.3 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen that shall be applicable to the Securities of the series;

                  (18) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                  (19) any deletions from, modifications of or additions to the Events of Default or covenants (including any deletions from, modifications of or additions to Section 10.13) of the Corporation with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                  (20) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without Coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without Coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.5; whether Registered Securities of the series may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations), whether Bearer Securities of the series may be exchanged for Registered Securities of such series, and the circumstances under which and the place or places where any such exchange may be made and if Securities of the series are to be issuable in global form, the identity of any initial depositary therefor;

                  (21) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                  (22) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Securities of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature, and the extent to which or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.4;

                  (23) if Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and/or terms of such certificates, documents or conditions;

                  (24) if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

                  (25) whether, under what circumstances and the Currency in which the Corporation will pay Additional Amounts on the Securities of the series to any Holder in respect of any tax, assessment or governmental charge and, if so, whether the Corporation will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

                  (26) if the Securities of the series are to be convertible into or exchangeable for any securities of any Person (including the Corporation), the terms and conditions upon which such Securities will be so convertible or exchangeable; and

                  (27) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series which do not apply generally to the Securities (which terms shall not be inconsistent with the requirements of the Trust Indenture Act or the provisions of this Indenture).

                  All Securities of any one series and the Coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered

Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 3.3) and set forth in such Officers' Certificate or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

                  If any of the terms of the series are established by action taken pursuant to one or more Board Resolutions, such Board Resolutions shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

                  Section 3.2       DENOMINATIONS.

                  The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 3.1. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, other than the Bearer Securities issued in global form (which may be of any denomination), shall be issuable in a denomination of $5,000. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

                  Section 3.3       EXECUTION, AUTHENTICATION, DELIVERY AND
DATING.

                  The Securities and any Coupons appertaining thereto shall be executed on behalf of the Corporation by any two officers of the Corporation, under its corporate seal reproduced thereon or otherwise. The signature of any of these officers on the Securities or Coupons may be the manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities or Coupons.

                  Securities or Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Coupons or did not hold such offices at the date of such Securities or Coupons.

                  At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Securities of any series together with any Coupon appertaining thereto, executed by the Corporation to the Trustee for authentication, together with a Corporation Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Corporation Order shall authenticate and deliver such Securities; PROVIDED, HOWEVER, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and PROVIDED FURTHER that, unless otherwise specified with respect to any series of Securities pursuant to Section 3.1, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Exhibit B-1 to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such

Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and
Section 3.4, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 3.6, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and cancelled. If not all the Securities of any series are to be issued at one time and if the Board Resolution, Officers' Certificate or supplemental indenture establishing such series shall so permit, such Corporation Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, Stated Maturity, date of issuance and date from which interest shall accrue.

                  In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (a) that the form or forms of such Securities and any Coupons have been established in conformity with the provisions of this Indenture;

                  (b) that the terms of such Securities and any Coupons have been established in conformity with the provisions of this Indenture;

                  (c) that such Securities together with any Coupons appertaining thereto, when completed by appropriate insertions and executed and delivered by the Corporation to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Corporation in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, (ii) general equitable principles and (iii) such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities and any Coupons;

                  (d) that all laws and requirements in respect of the execution and delivery by the Corporation of such Securities, any Coupons and of the supplemental indentures, if any, have been complied with and that authentication and delivery of such Securities any Coupons and the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate the terms hereunder;

                  (e) that the Corporation has the corporate power to issue such Securities and any Coupons and has duly taken all necessary corporate action with respect to such issuance; and

                  (f) that the issuance of such Securities and any Coupons will not contravene the articles of incorporation or by-laws of the Corporation.

                  Notwithstanding the provisions of Section 3.1 and of the preceding two paragraphs, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Corporation Order and Opinion of Counsel otherwise required pursuant to the preceding two paragraphs prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series.

                  The Trustee shall not be required to authenticate and deliver any such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 3.1.

                  No Security or Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of a Responsible Officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Corporation, and the Corporation shall deliver such Security to the Trustee for cancellation as provided in Section 3.10 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Corporation, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  Section 3.4       TEMPORARY SECURITIES.

                  Pending the preparation of definitive Securities of any series, the Corporation may execute, and upon Corporation Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

                  Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Corporation will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities such series upon surrender of the temporary Securities of such series at the office or agency of the Corporation in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by the unmatured Coupons appertaining thereto), the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; PROVIDED, HOWEVER, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and PROVIDED FURTHER that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 3.3. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                  If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the London, England office of a depositary or common depositary (the "COMMON DEPOSITARY"), for the benefit of Euroclear and Clearstream, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

                  Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "EXCHANGE DATE"), the Corporation shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Corporation. On or after the Exchange Date such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Corporation's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 3.1, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; PROVIDED, HOWEVER, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit B-2 to this Indenture (or in such other form as may be established pursuant to Section 3.1); and PROVIDED, FURTHER, that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 3.3.

                  Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or Clearstream, as the case may be, to request such exchange on his behalf and delivers to Euroclear or Clearstream, as the case may be, a certificate in the form set forth in Exhibit B-1 to this Indenture (or in such other form as may be established pursuant to Section 3.1), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and Clearstream, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or Clearstream. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global security shall be deliverable only outside the United States.

                  Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.1, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and Clearstream on such Interest Payment Date upon delivery by Euroclear and Clearstream to the Trustee of a certificate or certificates in the form set forth in Exhibit B-2 to this Indenture (or in such other form as may be established pursuant to Section 3.1), for credit without further interest thereon on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or Clearstream, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth in Exhibit B-1 to this Indenture (or in such other form as may be established pursuant to Section 3.1). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section and of the third paragraph of Section 3.3 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal (or premium, if any) or interest, if any, owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and Clearstream and not paid as herein provided shall be returned to the Trustee no later than one month prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Corporation in accordance with Section 10.3.

                  Section 3.5       REGISTRATION, REGISTRATION OF TRANSFER AND
EXCHANGE.

                  The Corporation shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Registered Securities (the registers maintained in the Corporate Trust Office of the Trustee and in any other office or agency of the Corporation in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of Registered Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register for each series shall be open to inspection by the applicable security registrar (the "SECURITY REGISTRAR"). The Trustee is hereby initially appointed as Security Registrar for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided. The Corporation shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; PROVIDED, THAT, no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Registered Securities shall have been appointed by the Corporation and shall have accepted such appointment by the Corporation. In the event that the Trustee shall not be or shall cease to be the Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for such series of Securities. Notwithstanding the foregoing, to the extent required under applicable law, the Corporation agrees to maintain at its registered office in Canada or any other place in Canada designated by the board of directors, a central securities register (which shall not be a Securities Register hereunder), wherein the Corporation shall record information derived from the Securities Register and other information required by applicable law.

                  Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment for that series, the Corporation shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

                  At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denomination and of a like aggregate principal amount and tenor, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and deliver, the Registered Securities, which the Holder making the exchange is entitled to receive. Unless otherwise specified with respect to any series of Securities as contemplated by Section 3.1, Bearer Securities may not be issued in exchange for Registered Securities.

                  If (but only if) expressly permitted in or pursuant to the applicable Board Resolution and (subject to Section 3.3) set forth in the applicable Officers' Certificate, or in any indenture supplemental hereto, delivered as contemplated by Section 3.1, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denomination and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured

Coupon or Coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Corporation in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Corporation and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in Section 10.2, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                  Whenever any Securities are so surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

                  Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 3.1, any permanent global Security shall be exchangeable only as provided in this paragraph. If any beneficial owner of an interest in a permanent global Security is entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 3.1 and PROVIDED that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Corporation shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security, executed by the Corporation. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered by the Common Depositary or such other depositary as shall be specified in the Corporation Order with respect thereto to the Trustee, as the Corporation's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged, which (unless such Securities of the series are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as provided in or pursuant to this Indenture) shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; PROVIDED, HOWEVER, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and PROVIDED, FURTHER, that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

                  If at any time the Depositary for Securities of a series notifies the Corporation that it is unwilling, unable or no longer qualifies to continue as Depositary for Securities of such series or if at any time the Depositary for Securities for such series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Corporation shall appoint a successor depositary with respect to the Securities for such series. If a successor to the Depositary for Securities is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, the Corporation's election pursuant to Section 3.1 shall no longer be effective with respect to the Securities for such series and the Corporation will execute, and the Trustee, upon receipt of a Corporation Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.

                  If an Event of Default, under Section 5.1 hereof, occurs and is continuing, then the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In addition, the Corporation may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In either such event the Corporation will execute, and the Trustee, upon receipt of a Corporation Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.

                  Upon the exchange of a global Security for Securities in definitive registered form, such global Security shall be cancelled by the Trustee. Securities issued in exchange for a global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the depositary for such global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Corporation evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Corporation or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Corporation and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6, 11.7 or 13.5 not involving any transfer.

                  The Corporation shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 11.3 or 12.3 and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that, to the extent provided with respect to such Bearer Security, such Bearer Security may be exchanged for a Registered Security of that series and like tenor; PROVIDED that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture, or
(iv) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

                  Section 3.6       MUTILATED, DESTROYED, LOST AND STOLEN
SECURITIES.

                  If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security, or, in case any such mutilated Security or Coupon has become or is about to become due and payable, the Corporation in its discretion may, instead of issuing a new Security, with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security, pay such Security or Coupon.

                  If there shall be delivered to the Corporation and the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Corporation or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Corporation shall execute and upon Corporation Order the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security for which a destroyed, lost or stolen Coupon appertains (with all appurtenant Coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

                  Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Corporation in its discretion may, instead of issuing a new Security, pay such Security, with Coupons corresponding to the Coupons, if any, appertaining to such mutilated, destroyed, lost or stolen Security or to the Security to which such mutilated, destroyed, lost or stolen Coupon appertains, pay such Security or Coupon; PROVIDED, HOWEVER, that payment of principal of (and premium, if any) and interest, if any, on Bearer Securities shall, except as otherwise provided in Section 10.2, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.1, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

                  Upon the issuance of any new Security under this Section, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series with its Coupons, if any, issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security or in exchange for a Security to which a mutilated, destroyed, lost or stolen Coupon appertains, shall constitute an original additional contractual obligation of the Corporation, whether or not the mutilated, destroyed, lost or stolen Security and its Coupons, if any, or the mutilated, destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their Coupons, if any, duly issued hereunder.

                  The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

                  Section 3.7 PAYMENT OF PRINCIPAL AND INTEREST; INTEREST RIGHTS PRESERVED; OPTIONAL INTEREST RESET.

                  (a) Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest, if any, on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Corporation maintained for such purpose pursuant to Section 10.2; PROVIDED, HOWEVER, that each installment of the principal of (and premium, if any, on) and interest, if any, on any Registered Security may at the Corporation's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.9, to the address of such Person as it appears on the Security Register or (ii) wire transfer to an account located in the United States maintained by the payee (with wire transfer instructions provided to the Trustee not less than 15 days prior to payment of interest by wire transfer); PROVIDED FURTHER, that principal paid in relation to any Security redeemed at the option of the Corporation pursuant to Article Eleven, or paid at Maturity, shall be paid to the holder of such Security only upon presentation and surrender of such Security to such office or agency referred to in this Section 3.7(a).

                  Unless otherwise provided as contemplated by Section 3.1 with respect to the Securities of any series, payment of interest, if any, may be made, in the case of a Bearer Security, by transfer to an account located outside the United States maintained by the payee.

                  Unless otherwise provided as contemplated by Section 3.1, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to each of Euroclear and Clearstream with respect to that portion of such permanent global Security held for its account by the Common Depositary, for the purpose of permitting each of Euroclear and Clearstream to credit the interest, if any, received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

                  Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the Securities of such series (such defaulted interest and, if applicable, interest thereon herein collectively called "DEFAULTED INTEREST") may be paid by the Corporation, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Corporation may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Corporation shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Corporation shall deposit with the Trustee an amount of money in the Currency in which the Securities of such series are payable

              (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such Special Record Date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in Section 1.6, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose name the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Corporation may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Corporation to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  (b) The provisions of this Section 3.7(b) may be made
              applicable to any series of Securities pursuant to Section 3.1 (with such modifications, additions or substitutions as may be specified pursuant to such Section 3.1). The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Security of such series may be reset by the Corporation on the date or dates specified on the face of such Security (each an "OPTIONAL RESET DATE"). The Corporation may exercise such option with respect to such Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to an Optional Reset Date for such Security, which notice shall specify the information to be included in the Reset Notice (as defined). Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in
              Section 1.6, to the Holder of any such Security a notice (the "RESET NOTICE") indicating whether the Corporation has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such next Optional Reset Date, to the Stated Maturity of such Security (each such period a "SUBSEQUENT INTEREST PERIOD"), including the date or dates on which, or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

                  Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Corporation may, at its option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 1.6, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Securities have not tendered such Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread or spread multiplier, if applicable).

                  The Holder of any such Security will have the option to elect repayment by the Corporation of the principal of such Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close of business on the tenth day before such Optional Reset Date.

                  Subject to the foregoing provisions of this Section and
Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Section 3.8       OPTIONAL EXTENSION OF STATED MATURITY.

                  The provisions of this Section 3.8 may be made applicable to any series of Securities pursuant to Section 3.1 (with such modifications, additions or substitutions as may be specified pursuant to such Section 3.1). The Stated Maturity of any Security of such series may be extended at the option of the Corporation for the period or periods specified on the face of such Security (each an "EXTENSION PERIOD") up to but not beyond the date set forth on the face of such Security. The Corporation may exercise such option with respect to any Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the "ORIGINAL STATED MATURITY"). If the Corporation exercises such option, the Trustee shall transmit, in the manner provided for in Section 1.6, to the Holder of such Security not later than 40 days prior to the Original Stated Maturity a notice (the "EXTENSION NOTICE") indicating (i) the election of the Corporation to extend the Stated Maturity,
(ii) the new Stated Maturity, (iii) the interest rate, if any, applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Security will have the same terms as prior to the transmittal of such Extension Notice.

                  Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Security, the Corporation may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 1.6, notice of such higher interest rate to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.

                  If the Corporation extends the Stated Maturity of any Security, the Holder will have the option to elect repayment of such Security by the Corporation on the Original Stated Maturity at a price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Corporation has extended the Maturity thereof, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.

                  Section 3.9       PERSONS DEEMED OWNERS.

                  Prior to due presentment of a Registered Security for registration of transfer, the Corporation, the Trustee and any agent of any of the foregoing may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 3.5 and 3.7) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Corporation, the Trustee or any agent of any of the foregoing shall be affected by notice to the contrary.

                  Title to any Bearer Security and any Coupons appertaining thereto shall pass by delivery. The Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the bearer of any Bearer Security and the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or Coupons be overdue, and none of the Corporation, the Trustee or any agent of the Corporation or the Trustee shall be affected by notice to the contrary.

                  The Depositary for Securities may be treated by the Corporation, the Trustee, and any agent of the Corporation or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Corporation, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Corporation, the Trustee, or any agent of any of the foregoing from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.

                  Section 3.10      CANCELLATION.

                  All Securities and Coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any current or future sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities and Coupons so delivered to the Trustee shall be promptly cancelled by it. The Corporation may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Corporation has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Corporation shall so acquire any of the Securities, however, then, unless provided otherwise in an Officers' Certificate or a supplemental indenture relating to a series of Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Corporation unless by Corporation Order the Corporation shall direct that cancelled Securities be returned to it.

                  Section 3.11      COMPUTATION OF INTEREST.

                  Except as otherwise specified as contemplated by Section 3.1 with respect to any Securities, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months. For the purposes only of the disclosure required by the INTEREST ACT (Canada), and without affecting the amount of interest payable to any Holder or the calculation of interest on any Securities, if any rate of interest on any Securities is calculated on the basis of a deemed year which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the INTEREST ACT (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in such deemed year. Notwithstanding the foregoing, and for the purposes only of disclosure required by the INTEREST ACT (Canada), and without affecting the amount of interest payable to any Holder or the calculation of interest on any Securities, whenever interest to be paid under a Security is to be calculated on the basis of a year of 360 days consisting of twelve 30-day months, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent during any particular period is the rate so determined multiplied by a fraction of which:

        (a)       the numerator is the product of:

                  (i) the actual number of days in the calendar year in which the same is to be ascertained, and

                  (ii) the sum of (A) the product of (x) 30 and (y) the number of complete months elapsed in the relevant period and (B) the number of days elapsed in any incomplete month in the relevant period, and

         (b) the denominator is the product of (i) 360 and (ii) the number of days in the relevant period.

                  Section 3.12 CURRENCY AND MANNER OF PAYMENTS IN RESPECT OF SECURITIES.

                  (a) With respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, and with respect to Bearer Securities of any series except as provided in paragraph (d) below, payment of the principal of (and premium, if any) and interest, if any, on any Registered or Bearer Security of such series will be made in the Currency in which such Registered or Bearer Security, as the case may be, is payable. The provisions of this Section 3.12 may be modified or superseded with respect to any Securities pursuant to Section 3.1.

                  (b) It may be provided pursuant to Section 3.1 with respect to Registered Securities of any series that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of (or premium, if any) or interest, if any, on such Registered Securities in any of the Currencies which may be designated for such election by delivering to the Trustee a written election with signature guarantees and in the applicable form established pursuant to Section 3.1, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or with respect to which the Corporation has deposited funds pursuant to Article Four or Fourteen or with respect to which a notice of redemption has been given by the Corporation or a notice of option to elect repayment has been sent by such Holder or such transferee). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in Section 3.12(a). The Trustee shall notify the Exchange Rate Agent as soon as practicable after the Election Date of the aggregate principal amount of Registered Securities for which Holders have made such written election.

                  (c) Unless otherwise specified pursuant to Section 3.1, if the election referred to in paragraph (b) above has been provided for pursuant to
Section 3.1, then, unless otherwise specified pursuant to Section 3.1, not later than the fourth Business Day after the Election Date for each payment date for Registered Securities of any series, the Exchange Rate Agent will deliver to the Corporation a written notice specifying, in the Currency in which Registered Securities of such series are payable, the respective aggregate amounts of principal of (and premium, if any) and interest, if any, on the Registered Securities to be paid on such payment date, specifying the amounts in such Currency so payable in respect of the Registered Securities as to which the Holders of Registered Securities of such series shall have elected to be paid in another Currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 3.1 and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 3.1, on the second Business Day preceding such payment date the Corporation will deliver to the Trustee for such series of Registered Securities an Exchange Rate Officers' Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. Unless otherwise specified pursuant to Section 3.1, the Dollar or Foreign Currency amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (b) above shall be determined by the Corporation on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "VALUATION DATE") immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.

                  (d) If a Conversion Event occurs with respect to a Foreign Currency in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (b) above, then with respect to each date for the payment of principal of (and premium, if any) and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency occurring after the last date on which such Foreign Currency was used (the "CONVERSION DATE"), the Dollar shall be the Currency of payment for use on each such payment date. Unless otherwise specified pursuant to
Section 3.1, the Dollar amount to be paid by the Corporation to the Trustee and by the Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign Currency other than a currency unit, the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Exchange Rate Agent in the manner provided in paragraph (f) or (g) below.

                  (e) Unless otherwise specified pursuant to Section 3.1, if the Holder of a Registered Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above, and a Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election; and if a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) above.

                  (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

                  (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent and subject to the provisions of paragraph
(h) below shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

                  (h) For purposes of this Section 3.12 the following terms shall have the following meanings:

                  A "Component Currency" shall mean any Currency which, on the Conversion Date, was a component currency of the relevant currency unit.

                  A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more currencies, having an aggregate Dollar Equivalent value at the Market Exchange Rate on the date of such replacement equal to the Dollar Equivalent value of the Specified Amount of such former Component Currency at the Market Exchange Rate immediately before such division and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

                  "Election Date" shall mean the date for any series of Registered Securities as specified pursuant to clause (15) of Section
         3.1 by which the written election referred to in paragraph (b) above may be made.

                  All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Corporation, the Trustee and all Holders of such Securities denominated or payable in the relevant Currency. The Exchange Rate Agent shall promptly give written notice to the Corporation and the Trustee of any such decision or determination.

                  In the event that the Corporation determines in good faith that a Conversion Event has occurred with respect to a Foreign Currency, the Corporation will immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and the Trustee will promptly thereafter give notice in the manner provided for in Section 1.6 to the affected Holders) specifying the Conversion Date. In the event the Corporation so determines that a Conversion Event has occurred with respect to any currency unit in which Securities are denominated or payable, the Corporation will immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and the Trustee will promptly thereafter give notice in the manner provided for in
Section 1.6 to the affected Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event the Corporation determines in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Corporation will similarly give written notice to the Trustee and the Exchange Rate Agent.

                  The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Corporation and the Exchange Rate Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information independent of the Corporation or the Exchange Rate Agent.

                  Section 3.13 APPOINTMENT AND RESIGNATION OF SUCCESSOR EXCHANGE RATE AGENT.

                  (a) Unless otherwise specified pursuant to Section 3.1, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Corporation will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Corporation will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 3.1 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued Currency into the applicable payment Currency for the payment of principal (and premium, if any) and interest, if any, pursuant to Section 3.12.

                  (b) The Corporation shall have the right to remove and replace from time to time the Exchange Rate Agent for any series of Securities. No resignation or removal of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Corporation and the Trustee.

                  (c) If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agent for any cause with respect to the Securities of one or more series, the Corporation, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to Section 3.1, at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Corporation on the same date and that are initially denominated and/or payable in the same Currency).

                                   ARTICLE 4.

                           SATISFACTION AND DISCHARGE

                  Section 4.1       SATISFACTION AND DISCHARGE OF INDENTURE.

                  This Indenture shall upon a Corporation Request cease to be of further effect with respect to any series of Securities specified in such Corporation Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series expressly provided for herein or pursuant hereto and any right to receive Additional Amounts as contemplated by Section 10.5 and any right of the Corporation to redeem Securities of such series under Section 11.8) and the Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

                  (1)       either

                            (A) all Securities of such series theretofore authenticated and delivered (other than (i) Coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in
                  Section 3.5, (ii) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (iii) Coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 11.6, and (iv) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Corporation and thereafter repaid to the Corporation, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                            (B) all Securities of such series and, in the case of (i) or (ii) below, not theretofore delivered to the Trustee for cancellation

                                    (i)     have become due and payable, or

                                    (ii)    will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii)   if redeemable at the option of the
                           Corporation, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation, and the Corporation, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the Currency in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Corporation has paid or caused to be paid all other sums payable hereunder by the Corporation with respect to the Outstanding Securities of such series, and

                  (3) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Corporation to the Trustee under Section 6.6, the obligations of the Corporation to any Authenticating Agent under Section
6.11 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section and the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

                  Section 4.2       APPLICATION OF TRUST MONEY.

                  Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Corporation acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                   ARTICLE 5.

                                    REMEDIES

                  Section 5.1       EVENTS OF DEFAULT.

                  "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is specifically deleted or modified in or pursuant to a supplemental indenture, Board Resolution or Officers' Certificate establishing the terms of such series pursuant to this
Indenture:

                  (1) if the Corporation defaults in payment of the principal of or premium, if any, on any Security of that series when the same becomes due under any provision hereof or of such Security;

                  (2) if the Corporation defaults in payment of any interest due on any Security of that series, or any related Coupon or on any sinking fund payment and any such default continues for a period of 30 days;

                  (3) if the Corporation breaches or violates any covenant or condition herein contained (other than in relation to clauses
              (1) and (2) of Section 5.1) which, after notice in writing has been given by the Trustee or Holders of at least 25% in principal amount of all outstanding Securities of any series affected thereby to the Corporation specifying such breach or violation and requiring the Corporation to put an end to the same, the Corporation fails to make good such breach or violation within a period of 60 days, unless the Trustee (having regard to the subject matter of the breach or violation) shall have agreed to a longer period, and in such event, within the period agreed to by the Trustee;

                  (4)      if the Corporation or any Subsidiary:

                  (a) defaults in payment when due, including any applicable grace period, or

                  (b) defaults in the performance or observance of any other covenant, term, agreement or condition,

              with respect to any Indebtedness, other than Non-Recourse Debt, in an aggregate amount in excess of the greater of $75.0 million and 3% of Consolidated Shareholders' Equity and, if such Indebtedness has not already matured in accordance with its terms, such Indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, provided that if such default is waived by the Persons entitled to do so, then the Event of Default hereunder shall be deemed to be waived without further action on the part of the Trustee or the Holders;

                  (5) if a decree or judgment of a Court having jurisdiction is entered adjudging the Corporation or any Material Subsidiary to be liable for the payment of money in excess of the greater of $75.0 million and 3% of Consolidated Shareholders' Equity, in the aggregate, and the Corporation or any such Material Subsidiary, as the case may be, fails to pay such decree or judgment within 60 days or file an appeal thereof within 60 days or, if the Corporation or such Material Subsidiary, as the case may be does file an appeal and such decree or judgment continues unstayed or undischarged and in effect for a period of at least 60 days;

                  (6) if a decree or judgment of a Court having jurisdiction is entered adjudging the Corporation or any Material Subsidiary bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Corporation or any Material Subsidiary under the BANKRUPTCY AND INSOLVENCY ACT (Canada), the COMPANIES' CREDITORS ARRANGEMENT ACT (Canada) or any other bankruptcy, insolvency or analogous laws, or appointing a receiver, liquidator, trustee, sequestrator (or other similar official) of, or of all or substantially all of the property of, the Corporation or any Material Subsidiary, other than Non-Recourse Assets, or ordering the winding up or liquidation of its affairs except in the ordinary course of carrying out or pursuant to a transaction in respect of which the conditions in
              Article 8 are duly performed and any such decree or judgment continues unstayed or undischarged and in effect for a period of at least 60 days; or

                  (7) if the Corporation or any Material Subsidiary institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it under the BANKRUPTCY AND INSOLVENCY ACT (Canada), the COMPANIES' CREDITORS ARRANGEMENT ACT (Canada) or any other bankruptcy, insolvency or analogous laws, or consents to the filing of any such petition or to the appointment of a receiver, liquidator, trustee, sequestrator (or other similar official) of, or of any substantial part of the property of, the Corporation or any Material Subsidiary, other than Non-Recourse Assets, or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any of the aforesaid purposes.

                  In addition to the events set forth above, the Corporation may by indenture supplemental hereto, executed and delivered pursuant to the provisions of Article 9, create further Events of Default.

                  Section 5.2       ACCELERATION OF MATURITY; RESCISSION AND
ANNULMENT.

                  If an Event of Default described in Section 5.1 with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that affected series may, subject to subordination provisions, if any, declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of such affected series) of all of the Securities of that series and all interest thereon to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified portion thereof) shall become immediately due and payable.

                  At any time after a declaration of acceleration with respect to Securities of any series (or of all series, as the case may be) has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities of that series (or of all series, as the case may be), by written notice to the Corporation and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Corporation has paid or deposited with the Trustee a sum sufficient to pay in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(4) and 3.12(e)),

                           (A)   all overdue interest, if any, on all
              Outstanding Securities of that series (or of all series, as the case may be) and any related Coupons,

                           (B) all unpaid principal of (and premium, if any) any Outstanding Securities of that series (or of all series, as the case may be) which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate or rates prescribed therefor in such Securities,

                        (C) to the extent lawful, interest on overdue interest, if any, at the rate or rates prescribed therefor in such Securities, and

                        (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

              (2) all Events of Default with respect to Securities of that series (or of all series, as the case may be), other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities of that series (or of all series, as the case may be) which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Section 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

                  The Corporation covenants that if:

                  (1) default is made in the payment of any installment of interest on any Security, or any related Coupon when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

then the Corporation will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities and Coupons, the whole amount then due and payable on such Securities and Coupons for principal (and premium, if any) and interest, if any, and, to the extent lawful, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Corporation fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Corporation or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Corporation or any other obligor upon such Securities, wherever situated.

                  If an Event of Default with respect to Securities of any series (or of all series, as the case may be) occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series (or of all series, as the case may be) by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  Section 5.4       TRUSTEE MAY FILE PROOFS OF CLAIM.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Corporation or any other obligor upon the Securities or the property of the Corporation or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Corporation for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any), or such portion of the principal amount of any series of Original Issue Discount Securities or Indexed Securities as may be specified in the terms of such series, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property
              payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 5.5 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

                  All rights of action and claims under this Indenture or the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and Coupons in respect of which such judgment has been recovered.

                  Section 5.6       APPLICATION OF MONEY COLLECTED.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the applicable Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  (i) FIRST: To the payment of all amounts due the Trustee under Section 6.6;

                  (ii) SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on the Securities and Coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and Coupons for principal (and premium, if any) and interest, if any, respectively; and

                  (iii) THIRD: The balance, if any, to the Person or Persons entitled thereto.

                  Section 5.7       LIMITATION ON SUITS.

                  No Holder of any Security of any series or any related Coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Securities of any series, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of all series affected by such Event of Default (determined as provided in Section 5.2), shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with, such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities of all series affected by such Event of Default (determined as provided in Section 5.2);

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Outstanding Securities of any such affected series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Outstanding Securities of all such affected series.

                  Section 5.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Fourteen) and in such Security, of the principal of (and premium, if any) and (subject to Section 3.7) interest, if any, on, such Security or payment of such Coupon on the respective Stated Maturities expressed in such Security or Coupons (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  Section 5.9       RESTORATION OF RIGHTS AND REMEDIES.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Corporation, the Trustee and the Holders of Securities and Coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  Section 5.10      RIGHTS AND REMEDIES CUMULATIVE.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.11      DELAY OR OMISSION NOT WAIVER.

                  No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  Section 5.12      CONTROL BY HOLDERS.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by an Event of Default (determined as provided in Section 5.2 and as one class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Outstanding Securities of such affected series, provided in each case

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders of Outstanding Securities of such affected series not consenting.

                  Section 5.13      WAIVER OF PAST DEFAULTS.

                  Subject to Section 5.2, the Holders of not less than a majority in principal amount of the Outstanding Securities of all affected series with respect to which a Default shall have occurred and be continuing may on behalf of the Holders of all the Outstanding Securities of such affected series waive any past Default, and its consequences, except a Default

                  (1) in respect of the payment of the principal of (or premium, if any) or interest, if any, on any Security or any related Coupon or the payment of Additional Amounts, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such affected series.

                  Upon any such waiver, any such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                  Section 5.14      WAIVER OF STAY OR EXTENSION LAWS.

                  The Corporation covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Corporation (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 6.

                                   THE TRUSTEE

                  Section 6.1       NOTICE OF DEFAULTS.

                  Within 30 days after the occurrence of any Default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such Default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series and any related Coupons; and PROVIDED FURTHER that in the case of any Default of the character specified in Section 5.1(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

                  Section 6.2       CERTAIN RIGHTS OF TRUSTEE.

                  Subject to the provisions of Sections 315(a) through 315(d) of the Trust Indenture Act:

                  (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any statutory declaration, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Corporation mentioned herein shall be sufficiently evidenced by a Corporation Request or Corporation Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related Coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Corporation, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers, hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (9) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

                  (10) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

                  (11) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

                  The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  Section 6.3 TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.


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



                  The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, and in any Coupons shall be taken as the statements of the Corporation, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Corporation are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Corporation of Securities or the proceeds thereof.

                  Section 6.4       MAY HOLD SECURITIES.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Corporation or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Corporation with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                  Section 6.5       MONEY HELD IN TRUST.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Corporation.

                  Section 6.6       COMPENSATION AND REIMBURSEMENT.

                  The Corporation agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its willful misconduct, negligence or bad faith; and

                 (3) to indemnify the Trustee for, and to hold it harmless against, any and all loss, liability or expense including taxes (other than taxes based upon the income of the Trustee) incurred without willful misconduct, negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Corporation, any Holder or any Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.


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



                  The obligations of the Corporation under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Corporation, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest, if any, on particular Securities or any Coupons.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(6) or (7), the expenses (including reasonable charges and expense of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law.

                  "Trustee" for purposes of this Section 6.6 shall include any predecessor Trustee but the willful misconduct, negligence or bad faith of any Trustee shall not affect the rights of any other Trustee under this Section 6.6.
..

                  The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

                  Section 6.7       CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

                  There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 6.8       RESIGNATION AND REMOVAL; APPOINTMENT OF
SUCCESSOR.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.9.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Corporation. If the instrument of acceptance by a successor Trustee required by
Section 6.9 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee at the expense of the Corporation may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of not less than a majority in principal amount of the


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



Outstanding Securities of such series, delivered to the Trustee and to the Corporation. If the instrument of acceptance by a successor Trustee required by
Section 6.9 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the retiring Trustee, at the expense of the Corporation, may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (d)      If at any time:

                  (1) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act after written request therefor by the Corporation or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2)      the Trustee shall cease to be eligible under Section
              6.7 and shall fail to resign after written request therefor by the Corporation or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Corporation, by or pursuant to authority granted by a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Corporation, by or pursuant to authority granted by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Corporation and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Corporation. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Corporation or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.


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



                  (f) The Corporation shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided for in
Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                  Section 6.9       ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Corporation and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Corporation or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder,

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Corporation, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Corporation or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, unless contemplated otherwise by such supplemental indenture, all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms "Indenture" and "Securities" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 1.1 which contemplate such situation.

                  (c) Upon request of any such successor Trustee, the Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  Section 6.10 MERGER CONVERSION; CONSOLIDATION OR SUCCESSION TO BUSINESS.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any of the Securities shall not have been authenticated by such predecessor Trustee, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee; PROVIDED, HOWEVER, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  Section 6.11      APPOINTMENT OF AUTHENTICATING AGENT.

                  At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series and the Trustee shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 1.6. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Corporation. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Corporation and shall at all times be a


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



corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Corporation. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Corporation. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Corporation and shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 1.6. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Corporation agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  Dated: ________________________

                  This is one of the Securities of the series designated therein referred to in, and issued under, the within-mentioned Indenture.

                                    THE BANK OF NEW YORK,
                                               as Trustee

                                    By__________________________________
                                           as Authenticating Agent
                                    By__________________________________
                                           as Authorized Signatory


                                   ARTICLE 7.

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND CORPORATION

                  Section 7.1 CORPORATION TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

                  The Corporation will furnish or cause to be furnished to the Trustee (1) not more than 15 days after each Regular Record Date a list, in such form as the Trustee may reasonably require, of the names and addresses of Holders as of such Regular Record Date; PROVIDED, HOWEVER, that the Corporation shall not be obligated to furnish or cause to be furnished such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Corporation and at such times as the Trustee is acting as Security Registrar for the applicable series of Securities and (2) at such other times as the Trustee may request in writing within 30 days after the receipt by the Corporation of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

                  Section 7.2 PRESERVATION OF LIST OF NAMES AND ADDRESSES OF HOLDERS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders contained in the most recent list furnished to it as provided in Section
7.1 and as to the names and addresses of Holders received by the Trustee in its capacity as Security Registrar for the applicable series of Securities (if acting in such capacity).

                  (b) The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

                  (c) Holders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under the Securities.

                  Section 7.3       DISCLOSURE OF NAMES AND ADDRESSES OF
HOLDERS.

                  Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Corporation and the Trustee that none of the Corporation or the Trustee or any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

                  Section 7.4       REPORTS BY TRUSTEE.

                  (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit to the Holders of Securities, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 if required by Section 313(a) of the Trust Indenture Act.

                  (b) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

                  (c) A copy of such report shall, at the time of such transmission to the Holders, be filed by the Trustee with the Corporation (Attention: Executive Vice-President and General Counsel), with each securities exchange upon which any of the Securities are listed (if so listed) and also with the Commission. The Corporation agrees to notify the Trustee when the Securities become listed on any stock exchange.

                  Section 7.5       REPORTS BY THE CORPORATION.

                  The Corporation shall:

                  (1) file with the Trustee, within 15 days after the Corporation is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Corporation may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Corporation with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                  (3) notwithstanding that the Corporation may not be required to remain subject to the reporting requirements of
              Section 13 or 15(d) of the Securities Exchange Act of 1934, or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, the Corporation shall provide the Trustee:

                  (a) within 140 days after the end of each fiscal year, the information required to be contained in annual reports on Form 20-F or 40-F as applicable (or any successor form); and

                  (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, the information required to be contained in reports on Form 6K (or any successor form) which, regardless of applicable requirements, shall, at a minimum, consist of such information required to be provided in quarterly reports under the laws of

              Canada or any province thereof to security holders of a corporation with securities listed on The Toronto Stock Exchange, whether or not the Corporation has any of its securities so listed.

                  Such information will be prepared in accordance with Canadian disclosure requirements and Generally Accepted Accounting Principles;

                  (4) transmit to all Holders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, within 15 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Corporation pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                  (5) at all reasonable times, furnish to the Trustee or its agents or attorneys such information relating to its business as the Trustee may reasonably require.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                   ARTICLE 8.

                      CONSOLIDATION, AMALGAMATION, MERGER,
                         CONVEYANCE, TRANSFER, OR LEASE

                  Section 8.1 CORPORATION MAY AMALGAMATE OR CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

                  The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other person (herein called a "Successor") whether by way of reorganization, consolidation, amalgamation, arrangement, merger, transfer, sale or otherwise, unless:

                  (1) the Successor expressly assumes all of the covenants and obligations of the Corporation hereunder and the transaction otherwise meets the requirements hereunder;

                  (2) the entity formed by or continuing from such consolidation or amalgamation or into which the Corporation is merged or with which the Corporation enters into such arrangement or the Person which acquires or leases all or substantially all of the Corporation's properties and assets is organized and existing under the laws of the United States, any state thereof or the District of Columbia or the laws of Canada or any province thereof;


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



                  (3) immediately before and after giving effect to such transaction, no Event of Default hereunder, and no event which, after notice or lapse of time or both, would become an Event of Default hereunder, shall have happened and be continuing; and

                  (4) no condition or event shall exist as to the Corporation (at the time of such transaction) or the Successor (immediately after such transaction) and after giving full effect thereto or immediately after the Successor shall become liable to pay the principal monies, premium, if any, interest and other monies due or which may become due hereunder, which constitutes or would constitute an Event of Default hereunder.

                  In addition to the above conditions, such reorganization, consolidation, amalgamation, arrangement, merger, transfer, sale or otherwise, will to the satisfaction of the Trustee, substantially preserve and not impair any rights and powers of the Trustee or Holders.

                  Section 8.2 SUCCESSOR PERSON SUBSTITUTED. Whenever the conditions of Section 8.1 hereof shall have been duly observed and performed the Successor shall possess and from time to time may exercise each and every right and power of the Corporation under this Indenture in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the Successor, or Persons exercising comparable powers in relation to the Successor.

                  Section 8.3       ASSIGNMENT OF RIGHTS.

                  Subject to Section 8.1, the Corporation will have the right at all times to assign any of its rights or obligations under this Indenture to a Wholly-Owned Subsidiary of the Corporation; PROVIDED, HOWEVER, that in the event of any such assignment, the Corporation will remain fully and unconditionally liable for all of its obligations hereunder and pursuant to the Securities by execution of an indenture supplemental hereto, in form satisfactory to the Trustee. Subject to the foregoing, this Indenture will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 8.4       SECURITIES TO BE SECURED IN CERTAIN EVENTS.

                  If, upon any consolidation, amalgamation or statutory arrangement of the Corporation with or merger of the Corporation into any other Person, or upon any sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Corporation to any other Person, any of the property and assets of the Corporation or its Subsidiaries would thereupon become subject to any Security Interest, then unless such Security Interest could be created pursuant to Section 10.12 without equally and ratably securing the Securities, the Corporation prior to or simultaneously with such consolidation, amalgamation, statutory arrangement, merger, conveyance, transfer or lease, will secure the Outstanding Securities hereunder (together with, if the Corporation shall so determine, any other Indebtedness of the Corporation now existing or hereafter created which is not subordinate to the Securities) equally and ratably with (or prior to) the Indebtedness which upon such consolidation, amalgamation, merger, sale, conveyance, transfer or lease is to become secured by such Security Interest, or will cause such Securities to be so secured; PROVIDED that, for the purpose of


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providing such equal and ratable security, the principal amount of Original
Issue Discount Securities and Indexed Securities shall mean that amount which would at the time of making such effective provision be due and payable pursuant to Section 5.2 and the terms of such Original Issue Discount Securities and Indexed Securities upon a declaration of acceleration of the Maturity thereof, and the extent of such equal and ratable security shall be adjusted, to the extent permitted by law, as and when said amount changes over time pursuant to the terms of such Original Issue Discount Securities and Indexed Securities.

                                   ARTICLE 9.

                             SUPPLEMENTAL INDENTURES

                  Section 9.1       SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
HOLDERS.

                  Without the consent of any Holders, the Corporation, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Corporation and the assumption by any such successor of the covenants of the Corporation contained herein and in the Securities; or

                  (2) to add to the covenants of the Corporation for the benefit of the Holders of all or any series of Securities and any related Coupons (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Corporation; or

                  (3) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are being included solely for the benefit of such series); or

                  (4) to change or eliminate any of the provisions of this Indenture; PROVIDED that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (5) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form; PROVIDED that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect; or


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                  (6)      to secure the Securities pursuant to the requirements
              of Section 8.4 or 10.12 or otherwise; or

                  (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.9(b); or

                  (9) to close this Indenture with respect to the authentication and delivery of additional series of Securities, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; PROVIDED such action shall not adversely affect the interests of the Holders of Securities of any series in any respect; or

                  (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 4.1, 14.2 and 14.3; PROVIDED that any such action shall not adversely affect the contractual interests of the Holders of Securities of such series or any other series and any related Coupons of Securities.

                  Section 9.2       SUPPLEMENTAL INDENTURES WITH CONSENT OF
HOLDERS.

                  With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities of any series affected by such supplemental indenture, by Act of said Holders delivered to the Corporation and the Trustee, the Corporation, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affect such series of Securities or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of such series,

                  (1) subject to Section 3.8, change the Stated Maturity of the principal of (or premium, if any) or any installment of interest on any Security of such series, or reduce the principal amount thereof (or premium, if any) or the rate of interest, if any, thereon, or reduce the amount of the principal of an Original Issue Discount Security of such series that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2 or the amount thereof provable in bankruptcy pursuant to Section 5.4, or change any Place of Payment where, or the Currency in which, any Security of such series or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the



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              Redemption Date or Repayment Date, as the case may be), or adversely affect any right to convert or exchange any Security as may be provided pursuant to Section 3.1 herein, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of such series required for any modification or amendment of this Indenture, for any waiver of compliance with certain provisions of this Indenture which affect such series, or certain Defaults applicable to such series hereunder and their consequences provided for in this Indenture, or reduce the requirements of Section 15.4 for quorum or voting with respect to Securities of such series, or

                  (3)      modify any of the provisions of this Section, Section
              5.13 or Section 10.13, except to increase any such percentage or to provide that certain other provisions of this Indenture which affect such series cannot be modified or waived without the consent of the Holder of each Outstanding Security of such series.

                  In addition, any amendment to, or waiver of, the provisions of this Indenture relating to subordination that adversely affects the rights of the Holders of Securities will require the consent of Holders of at least 75% in aggregate principal amount of such Securities then outstanding.

                  Any such supplemental indenture adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, or modifying in any manner the rights of the Holders of Securities of a series, shall not affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Section 9.3       EXECUTION OF SUPPLEMENTAL INDENTURES.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 9.4       EFFECT OF SUPPLEMENTAL INDENTURES.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  Section 9.5       CONFORMITY WITH TRUST INDENTURE ACT.


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                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  Section 9.6       REFERENCE IN SECURITIES TO SUPPLEMENTAL
INDENTURES.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Corporation shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Corporation, to any such supplemental indenture may be prepared and executed by the Corporation and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                  Section 9.7       NOTICE OF SUPPLEMENTAL INDENTURES.

                  Promptly after the execution by the Corporation and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.2, the Corporation shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 1.6, setting forth in general terms the substance of such supplemental indenture.

                                  ARTICLE 10.

                                    COVENANTS

                  Section 10.1 PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST.

                  The Corporation covenants and agrees for the benefit of the Holders of each series of Securities and any related Coupons that it will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest, if any (including, in the case of a Default or an Event of Default, interest at the rate specified therein on the amount in Default to the extent lawful), on the Securities of that series in accordance with the terms of the Securities, any Coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 3.1 with respect to any series of Securities, any interest installments due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature.

                  Section 10.2      MAINTENANCE OF OFFICE OR AGENCY.

                  If the Securities of a series are issuable only as Registered Securities, the Corporation will maintain or cause to be maintained in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable and where notices and demands to or upon the Corporation in respect of the Securities of that series and this Indenture may be served.

                  If Securities of a series are issuable as Bearer Securities, the Corporation will maintain an office or agency outside the United States where any Bearer Securities of that series



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and related Coupons may be presented or surrendered for payment, where Bearer
Securities of that series may be, surrendered for exchange, where Bearer Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, where notices and demands to or upon the Corporation in respect of the Bearer Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment; PROVIDED, HOWEVER, that, if the Bearer Securities of that series are listed on any stock exchange located outside the United States and such stock exchange shall so require, the Corporation will maintain a Paying Agent for the Securities of that series in any required city located outside the United States so long as the Bearer Securities of that series are listed on such exchange.

                  The Corporation will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Corporation shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of any series and the related Coupons may be presented and surrendered for payment at the offices specified in the Security, and the Corporation hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

                  Unless otherwise specified with respect to any Securities pursuant to Section 3.1, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Corporation in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; PROVIDED, HOWEVER, that, if the Securities of a series are payable in Dollars, payment of principal of (and premium, if any) and interest, if any, on any Bearer Security shall be made at the office of the Corporation's Paying Agent in The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for such purpose by the Corporation in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

                  The Corporation may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Corporation will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities as contemplated by Section 3.1 with respect to a series of Securities, the Corporation hereby designates as a Place of Payment for each series of Securities the Corporate Trust/Global Finance Unit of the Trustee in New York, New York, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in the Borough of Manhattan, The City of New York and as its agent to receive all such presentations, surrenders, notices and demands.

                  Unless otherwise specified with respect to any Securities pursuant to Section 3.1, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or


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(ii) may be payable in a Foreign Currency, or so long as it is required under any other provision hereunder, then the Corporation will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent.

                  Section 10.3      MONEY FOR SECURITIES PAYMENTS TO BE HELD
IN TRUST.

                  If the Corporation shall at any time act as its own Paying Agent with respect to any series of Securities and any related Coupons, it will, on or before each due date of the principal of (or premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency or Currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) sufficient to pay the principal of (or premium, if any) or interest, if any, on Securities of such series so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Corporation shall have one or more Paying Agents for any series of Securities and any related Coupons, it will, prior to 10:00 am (local time at the place of payment) on each due date of the principal of (or premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum (in the Currency or Currencies described in the preceding paragraph) sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Corporation will promptly notify the Trustee of its action or failure so to act.

                  The Corporation will cause each Paying Agent (other than the Trustee) for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) and interest, if any, on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Corporation (or any other obligor upon the Securities of such series) in the making of any payment of principal of (or premium, if any) or interest, if any, on the Securities of such series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Corporation Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Corporation or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were



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held by the Corporation or such Paying Agent; and, upon such payment by any
Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  Except as provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Corporation, in trust for the payment of the principal of (or premium, if any) or interest, if any, on any Security of any series, or any Coupon appertaining thereto, and remaining unclaimed for two years (or such shorter period as may be specified in the applicable abandoned property statutes) after such principal, premium or interest has become due and payable shall be paid to the Corporation, or the Corporation (if any money is then held by the Corporation) shall be discharged from such trust; and the Holder of such Security or Coupon shall thereafter, as an unsecured general creditor, look only to the Corporation for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Corporation as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the written direction and at the expense of the Corporation cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Corporation.

                  Section 10.4      STATEMENT AS TO COMPLIANCE.

                  The Corporation will deliver to the Trustee, within 140 days after the end of each fiscal year, a certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of whether the Corporation is in compliance with all conditions and covenants under this Indenture and, if not in such compliance, specifying all such known defaults. For purposes of this Section 10.4, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                  Section 10.5      ADDITIONAL AMOUNTS.

                  Unless otherwise specified with respect to any Securities pursuant to Section 3.1, all payments made by the Corporation under or with respect to the Securities of any series will be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed or levied by or on behalf of the Government of Canada or of any province or territory thereof or by any authority or agency therein or thereof having power to tax (hereinafter "TAXES"), unless the Corporation is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. If the Corporation is so required to withhold or deduct any amount for or on account of Taxes from any payment made under or with respect to the Securities, the Corporation will pay such additional amounts ("ADDITIONAL AMOUNTS") as may be necessary so that the net amount received by each Holder (including Additional Amounts) after such withholding or deduction (and after deducting Taxes on such Additional Amounts) will not be less than the amount the Holder would have received if such Taxes had not been withheld or deducted; PROVIDED that no Additional Amounts will be payable:

                  (1) to any Person in respect of whom such Taxes are required to be withheld or deducted as a result of such Person not dealing at arm's length with the Corporation (within the meaning of the INCOME TAX ACT (Canada));

                  (2) to any Person by reason of such Person being connected with Canada (otherwise than merely by holding or ownership of any series of Securities or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

                  (3) for or on account of any Taxes which would not have been so imposed but for (i) the presentation by the Holder of such Security or Coupon for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later or (ii) the Holder's failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

                  (4) for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

                  (5) for or on account of any Taxes required to be withheld by any Paying Agent from any payment to a Person in respect of any Security, if such payment can be made to such Person without such withholding by at least one other Paying Agent the identity of which is provided to such Person;

                  (6) for or on account of any Taxes which are payable otherwise than by withholding from a payment in respect of such Security; or

                  (7) for any combination of items (1), (2), (3), (4), (5) and (6); nor will Additional Amounts be paid with respect to any payment on a Security to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Security.

                  At least 10 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Corporation will be obligated to pay Additional Amounts with respect to such payment, the Corporation will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and will


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set forth such other information necessary to enable the Trustee to pay such
Additional Amounts to Holders on the payment date.

                  The Corporation will furnish to the Holders of the Securities, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts or other documents evidencing such payment by the Corporation.

                  Whenever in this Indenture there is mentioned, in any context, the payment of principal (and premium, if any), Redemption Price, interest or any other amount payable under or with respect to any Security such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made (if applicable).

                  The obligations of the Corporation under this Section 10.5 shall survive the termination of the Indenture.

                  Section 10.6      PAYMENT OF TAXES AND OTHER CLAIMS.

                  The Corporation will from time to time pay or discharge or cause to be paid or discharged all taxes, rates, levies, assessments, ordinary or extraordinary, government fees or dues lawfully levied, assessed or imposed upon or in respect of its property or any part thereof or upon the income and profits of the Corporation as and when the same become due and payable, and it will exhibit or cause to be exhibited to the Trustee, when requested, the receipts and vouchers establishing such payment and will duly observe and conform to all valid requirements of any governmental authority relative to any of the property or rights of the Corporation and all covenants, terms and conditions upon or under which any such property or rights are held; provided, however, that the Corporation shall have the right to contest by legal proceedings any such taxes, rates, levies, assessments, government fees or dues, and upon such contest, may delay or defer payment or discharge thereof.

                  Section 10.7      MAINTENANCE OF PROPERTIES.

                  The Corporation will cause all its properties to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Corporation may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent or restrict the sale, abandonment or other disposition of any of such properties if such action is, in the judgment of the Corporation desirable in the conduct of the business of the Corporation.

                  Section 10.8      CORPORATE EXISTENCE.

                  Subject to Article Eight, the Corporation will at all times
(i) maintain and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises


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of the Corporation and (ii) carry on and conduct its businesses in a proper, efficient and business-like manner and in accordance with good business practice; PROVIDED, HOWEVER, that the Corporation shall not be required to preserve any such right or franchise if the Corporation shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Corporation and its Subsidiaries as a whole, as the case may be.

                  Section 10.9      MAINTENANCE OF BOOKS AND RECORDS.

                  The Corporation shall keep or cause to be kept proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Corporation in accordance with Generally Accepted Accounting Principles.

                  Section 10.10     RESTRICTION OF SALES AND LEASEBACK
TRANSACTIONS



                  The Corporation shall not, and shall not permit any Subsidiary to, enter into any sale and leaseback transaction unless the Corporation and its Subsidiaries comply with this restrictive covenant. A "sale and leaseback transaction" is an arrangement between the Corporation or any Subsidiary and a bank, insurance company or other lender or investor where the Corporation or any Subsidiary lease real or personal property which was or will be sold by the Corporation or any Subsidiary to that lender or investor. The Corporation can comply with this Section 10.10 if either (i) the sale and leaseback transaction is entered into prior to, concurrently with or within 270 days after the acquisition, the completion of construction (including any improvements on an existing property) or the commencement of commercial operations of the property or (ii) the Corporation or its Subsidiaries could otherwise grant a Security Interest on the property as permitted by the provisions of Section 10.12 hereof.

                  Section 10.11     INSURANCE.

                  The Corporation shall have in full force and effect such policies of insurance in such amounts issued by insurers of recognized standing covering the properties and operations of the Corporation as are customarily held by similar corporations engaged in the same or similar business in the localities where its properties and operations are located.

                  Section 10.12     NEGATIVE COVENANT.

                  So long as any Securities remain Outstanding the Corporation and its Subsidiaries will not create, assume or otherwise have Outstanding any Security Interest, except for Permitted Encumbrances, on or over its or their respective assets (present or future) in respect of any Indebtedness of any person unless, in the Opinion of Counsel to the Corporation or the Trustee, the obligations of the Corporation in respect of all Securities then Outstanding shall be secured equally and ratably therewith (either by the same instrument or by other instrument).

                  Section 10.13     WAIVER OF CERTAIN COVENANTS.

                  The Corporation may, with respect to any series of Securities, omit in any particular instance to comply with any term, provision or condition which affects such series set


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forth in Section 8.4 or Sections 10.6 to 10.8, Section 10.10 and Section 10.12,
inclusive, or any covenants added to Article Ten pursuant to Section 3.1 in connection with Securities of such series, if before the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities of any series, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Corporation and the duties of the Trustee to Holders of Securities of such series in respect of any such term, provision or condition shall remain in full force and effect.

                                  ARTICLE 11.

                            REDEMPTION OF SECURITIES

                  Section 11.1      APPLICABILITY OF ARTICLE.

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

                  Section 11.2      ELECTION TO REDEEM NOTICE TO TRUSTEE.

                  The election of the Corporation to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Corporation, the Corporation shall, at least 60 days prior to the Redemption Date fixed by the Corporation (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 11.3. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Corporation shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

                  Section 11.3      SELECTION BY TRUSTEE OF SECURITIES TO BE
REDEEMED.

                  If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot in such manner as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities of such series; PROVIDED, HOWEVER, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series established pursuant to Section 3.1.

                  The Trustee shall promptly notify the Corporation and the Security Registrar (if other than the Corporation) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.


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                  For all purposes of this Indenture, unless the context
otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                  Section 11.4      NOTICE OF REDEMPTION.

                  Except as otherwise specified as contemplated by Section 3.1, notice of redemption shall be given in the manner provided for in Section 1.6 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed. Failure to give notice in the manner provided in Section 1.6 to the Holder of any Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

                  Any notice that is mailed to the Holder of any Securities in the manner provided in Section 1.6 shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

                  All notices of redemption shall state:

                  (1)      the Redemption Date,

                  (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 11.6, if any,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

                  (5) that on the Redemption Date, the Redemption Price and accrued interest, if any, to the Redemption Date payable as provided in Section 11.6 will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (6) the Place or Places of Payment where such Securities, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any,

                  (7) that the redemption is for a sinking fund, if such is the case,

                  (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing


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              subsequent to the Redemption Date or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price unless security or indemnity satisfactory to the Corporation, the Trustee and any Paying Agent is furnished, and

                  (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on such Redemption Date pursuant to Section 3.5 or otherwise, the last date, as determined by the Corporation, on which such exchanges may be made.

                  Notice of redemption of Securities to be redeemed at the election of the Corporation shall be given by the Corporation or, at the Corporation's request, by the Trustee in the name and at the expense of the Corporation.

                  Section 11.5      DEPOSIT OF REDEMPTION PRICE.

                  Prior to 10:00 am (local time at place on payment) on any Redemption Date, the Corporation shall deposit, with respect to the Securities being redeemed, with the Trustee or with a Paying Agent (or, if the Corporation is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 10.3) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) sufficient to pay the Redemption Price of, and accrued interest, if any, on, all the Securities which are to be redeemed on that date.

                  Section 11.6      SECURITIES PAYABLE ON REDEMPTION DATE.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Corporation shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall, if the same were interest-bearing, cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Corporation at the Redemption Price, together with accrued interest, if any, to the Redemption Date; PROVIDED, HOWEVER, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of Coupons for such interest; and PROVIDED FURTHER, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date or


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



Special Record Date, as the case may be, according to their terms and the provisions of Section 3.7.

                  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Corporation and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of those Coupons.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security,

                  Section 11.7      SECURITIES REDEEMED IN PART.

                  Any Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Corporation or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Corporation and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Corporation shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  Section 11.8      TAX REDEMPTION.

                  Unless otherwise specified with respect to any Securities pursuant to Section 3.1, the Securities of a series will be subject to redemption at any time, in whole but not in part, at a redemption price equal to the principal amount thereof together with accrued and unpaid interest to the date fixed for redemption, upon the giving of a notice as described below, if
(1) the Corporation determines that (a) as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of Canada or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction), which change or amendment is announced or becomes effective on or after the date specified pursuant to Section 3.1, if any date is so specified, the Corporation has or will become obligated to pay, on the next succeeding date on which interest is due, Additional Amounts pursuant to Section 10.5 or (b) on or after the date specified pursuant to Section 3.1,



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any action has been taken by any taxing authority of, or any decision has been rendered by a court of competent jurisdiction in, Canada or any political subdivision or taxing authority thereof or therein, including any of those actions specified in (a) above, whether or not such action was taken or decision was rendered with respect to the Corporation, or any change, amendment, application or interpretation shall be officially proposed, which, in any such case, in the Opinion of Counsel to the Corporation of recognized standing, will result in the Corporation becoming obligated to pay, on the next succeeding date on which interest is due, Additional Amounts with respect to any Security of such series and (2) in any such case, the Corporation in its business judgment determines that such obligation cannot be avoided by the use of reasonable measures available to the Corporation; PROVIDED HOWEVER, that (i) no such notice of redemption may be given earlier than 60 or later than 30 days prior to the earliest date on which the Corporation would be obligated to pay such Additional Amounts were a payment in respect of the Securities then due, and (ii) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect.

                                  ARTICLE 12.

                                  SINKING FUNDS

                  Section 12.1      APPLICABILITY OF ARTICLE.

                  Retirements of Securities of any series pursuant to any sinking fund shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

                  Section 12.2 SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

                  Subject to Section 12.3, in lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Corporation may at its option (1) deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Corporation together in the case of Bearer Securities of such series with all unmatured Coupons appertaining thereto, and/or (2) receive credit for the principal amount of Securities of such series which have been previously delivered to the Trustee by the Corporation for Securities of such series which have been redeemed either at the election of the Corporation pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; PROVIDED, HOWEVER, that such


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Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

                  Section 12.3      REDEMPTION OF SECURITIES FOR SINKING FUND.

                  Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Corporation will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to Section 12.2 (which Securities will, if not previously delivered, accompany such certificate) and whether the Corporation intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Corporation shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Corporation to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without, with respect to such payment date, the option to deliver or credit Securities as provided in
Section 12.2 and without the right to make any optional sinking fund payment, if any, with respect to such series.

                  Not more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Corporation in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

                  Prior to any sinking fund payment date, the Corporation shall pay to the Trustee or a Paying Agent (or, if the Corporation is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) in cash a sum equal to any interest that will accrue to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 12.3.

                  Notwithstanding the foregoing, with respect to a sinking fund for any series of Securities, if at any time the amount of cash to be paid into such sinking fund on the next succeeding sinking fund payment date, together with any unused balance of any preceding sinking fund payment or payments for such series, does not exceed in the aggregate $100,000, the Trustee, unless requested by the Corporation, shall not give the next succeeding notice of the redemption of Securities of such series through the operation of the sinking fund. Any such unused balance of moneys deposited in such sinking fund shall be added to the sinking fund payment for such series to be made in cash on the next succeeding sinking fund payment date or,


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at the request of the Corporation, shall be applied at any time or from time to time to the purchase of Securities of such series, by public or private purchase, in the open market or otherwise, at a purchase price for such Securities (excluding accrued interest and brokerage commissions, for which the Trustee or any Paying Agent will be reimbursed by the Corporation) not in excess of the principal amount thereof.

                                  ARTICLE 13.

                         REPAYMENT AT OPTION OF HOLDERS

                  Section 13.1      APPLICABILITY OF ARTICLE.

                  Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

                  Section 13.2      REPAYMENT OF SECURITIES.

                  Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Corporation covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Corporation is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of and (except if the Repayment Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

                  Section 13.3      EXERCISE OF OPTION.

                  Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by the Corporation at the Place of Payment therefor specified in the terms of such Security (or at such other place or places or which the Corporation shall from time to time notify the Holders of such Securities) not earlier than 45 days nor later than 30 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered


                                       85
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that is not to be repaid, must be specified. The principal amount of any
Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Corporation.

                  Section 13.4 WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE.

                  If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Corporation on the Repayment Date therein specified, and on and after such Repayment Date (unless the Corporation shall default in the payment of such Securities on such Repayment
Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, the principal amount of such Security so to be repaid shall be paid by the Corporation, together with accrued interest, if any, to the Repayment Date; PROVIDED, HOWEVER, that Coupons whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.2) and, unless otherwise specified pursuant to Section 3.1, only upon presentation and surrender of such Coupons; and PROVIDED FURTHER that, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

                  If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

                  If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant Coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section 13.2 an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Corporation and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.2) and, unless


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otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of those Coupons.


                  Section 13.5      SECURITIES REPAID IN PART.

                  Upon surrender of any Registered Security which is to be repaid in part only, the Corporation shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Corporation, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                  ARTICLE 14.

                       DEFEASANCE AND COVENANT DEFEASANCE

                  Section 14.1      OPTION TO EFFECT DEFEASANCE OR COVENANT
DEFEASANCE.

                  Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, the provisions of this Article Fourteen shall apply to each series of Securities, and the Corporation may, at its option, effect defeasance of the Securities of or within a series under Section 14.2, or covenant defeasance of or within a series under Section 14.3 in accordance with the terms of such Securities and in accordance with this Article.

                  Section 14.2      DEFEASANCE AND DISCHARGE.

                  Upon the exercise by the Corporation of the above option applicable to this Section with respect to any Securities of or within a series, the Corporation shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions set forth in Section 14.4 are satisfied (hereinafter, "DEFEASANCE"). For this purpose, such defeasance means that the Corporation shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities which shall thereafter be deemed to be "Outstanding" only for the purposes of
Section 14.5 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all of its other obligations under such Securities, and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of holders of such Outstanding Securities to receive, solely from the trust fund described in
Section 14.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due, (B) the Corporation's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.2, 10.3 and 10.5 and the Corporation's rights pursuant to Section 11.8, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Fourteen. Subject to compliance with this Article Fourteen, the Corporation may exercise its option under this Section 14.2 notwithstanding the prior exercise of the option under Section 14.3 with respect to such Securities and any related Coupons.

                  Section 14.3      COVENANT DEFEASANCE.

                  Upon the exercise by the Corporation of the above option applicable to this Section with respect to any Securities of or within a series, the Corporation shall be released from its obligations under Section 8.4 and Sections 10.6 through 10.8, 10.10 and 10.12, and, if specified pursuant to
Section 3.1, their obligations under any other covenant, with respect to such Outstanding Securities on and after the date the conditions set forth in Section
14.4 are satisfied (hereinafter, "COVENANT DEFEASANCE"), and such Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, the Corporation may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1(3) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.


                  Section 14.4      CONDITIONS TO DEFEASANCE OR COVENANT
DEFEASANCE.

                  The following shall be the conditions to application of either
Section 14.2 or Section 14.3 to any Outstanding Securities of or within a series:

                  (1) The Corporation shall have irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.7 who shall agree to comply with the provisions of this Article Fourteen applicable to
              it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) an amount (in such Currency in which such Securities are then specified as payable at Stated Maturity), or
              (B) Government Obligations applicable to such Securities (determined on the basis of the Currency in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of and premium, if any, and interest, if any, under such Securities, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent chartered accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (1) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest, if any, and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; PROVIDED that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities. Before such a deposit, the Corporation may give to the Trustee, in accordance with Section 11.2 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

                  (2) In the case of an election under Section 14.2, the Corporation shall have delivered to the Trustee an Opinion of Counsel of recognized standing in the United States stating that
              (i) the Corporation has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (3) In the case of an election under Section 14.3, the Corporation shall have delivered to the Trustee an Opinion of Counsel of recognized standing in the United States to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (4) Either the Corporation has delivered to the Trustee an Opinion of Counsel of recognized standing in Canada or a ruling from Canada Customs and Revenue Agency to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for Canadian federal, provincial or territorial income tax or other tax purposes as a result of such defeasance or covenant defeasance and will be subject to Canadian federal or provincial income tax and other tax on the same amounts, in the same manner and at the same times as would have been the case had such defeasance or covenant defeasance, as applicable, not occurred (and for the purposes of such opinion, such Canadian counsel shall assume that Holders of the Securities include Holders who are not resident in Canada).

                  (5) The Corporation is not an "insolvent person" within the meaning of the BANKRUPTCY AND INSOLVENCY ACT (Canada) on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (6) No Event of Default or Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (6) and (7) of Section 5.1 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (7) The Corporation has delivered to the Trustee an Opinion of Counsel to the effect that such deposit shall not cause the Trustee or the trust so created to be subject to the Investment Company Act of 1940, as amended.

                  (8) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Corporation is a party or by which it is bound.

                  (9) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to Section 3.1.

                  (10) The Corporation shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 14.2 or the covenant defeasance under
              Section 14.3 (as the case may be) have been complied with.

                  Section 14.5 DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

                  Subject to the provisions of the last paragraph of Section 10.3, all money and Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 14.5, the "TRUSTEE") pursuant to Section 14.4 in respect of such Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Corporation acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

                  Unless otherwise specified with respect to any Security pursuant to Section 3.1, if, after a deposit referred to in Section 14.4(1) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.12(b) or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 14.4(1) has been made in respect of such Security, or (b) a Conversion Event occurs as contemplated in Section 3.12(d) or 3.12(e) or by the terms of any Security in respect of which the deposit pursuant to
Section 14.4(1) has been made, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any) and interest, if any, on such Security as they become due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on the applicable Market Exchange Rate for such Currency in effect on the third Business Day prior to each payment date, except, with respect to a Conversion Event, for such Currency in effect (as nearly as feasible) at the time of the Conversion Event.

                  The Corporation shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 14.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

                  Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Corporation from time to time upon a Corporation Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 14.4 which, in the opinion of a nationally recognized firm of independent chartered accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

                  Section 14.6      REINSTATEMENT.

                  If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 14.5 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Corporation under this Indenture and such Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 14.2 or 14.3, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 14.5; PROVIDED, HOWEVER, that if the Corporation makes any payment of principal of (or premium, if any) or interest, if any, on any such Security following the reinstatement of its obligations, the Corporation shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE 15.

                        MEETINGS OF HOLDERS OF SECURITIES

                  Section 15.1      PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

                  A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

                  Section 15.2      CALL, NOTICE AND PLACE OF MEETINGS.

                  (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 15.1, to be held at such time and at such place in The City of New York or, if Securities of such series have been issued in whole or in part as Bearer Securities, in London, England or in such place outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided for in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (b) In case at any time the Corporation, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 15.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Corporation or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in The City of New York or, if Securities of such series are to be issued as Bearer Securities, in London, England (or in such place outside the United States as the Trustee shall determine) for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

                  Section 15.3      PERSONS ENTITLED TO VOTE AT MEETINGS.

                  To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Corporation and its counsel.

                  Section 15.4      QUORUM; ACTION.

                  The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; PROVIDED, HOWEVER, that, if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 15.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

                  Except as limited by the proviso to Section 9.2 and the second paragraph of Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series; PROVIDED, HOWEVER, that, except as limited by the proviso to Section 9.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of not less than such specified percentage in principal amount of the Outstanding Securities of such series.

                  Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related Coupons, whether or not such Holders were present or represented at the meeting.

                  Notwithstanding the foregoing provisions of this Section 15.4, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

                  (i) there shall be no minimum quorum requirement for such meeting; and

                  (ii) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

                  Section 15.5 DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

                  (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be provided in the manner specified in Section 1.4 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company or bank authorized by
              Section 1.4 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Corporation or by Holders of Securities as provided in Section 15.2(b), in which case the Corporation or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

                  (c) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Securities of such series held or represented by him (determined as specified in the definition of "Outstanding" in Section 1.1); PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

                  (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 15.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

                  Section 15.6 COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 15.2 and, if applicable, Section 15.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Corporation, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                    * * * * *

                  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                     TRANSALTA CORPORATION,
                                     as Issuer



                                     By: /s/  STEPHEN G. SNYDER
                                        -----------------------------------
                                         Name:  Stephen G. Snyder
                                         Title: President and Chief Executive
                                                Officer



                                     By: /s/  IAN A. BOURNE
                                         ----------------------------------
                                         Name:  Ian A. Bourne
                                         Title: Executive Vice President and
                                                Chief Financial Officer


                                     THE BANK OF NEW YORK,
                                     as Trustee



                                     By: /s/  VANESSA MACK
                                        ------------------------------------
                                          Name:  Vanessa Mack
                                          Title: Assistant Vice President

                                    EXHIBIT A

                                FORM OF SECURITY


-------------------------------------------------------------------------------


                                                                          CUSIP:

                           [INSERT TITLE OF SECURITY]

No.                                                                $[          ]

                              TRANSALTA CORPORATION

promises to pay to Cede & Co.

or registered assigns,

the principal sum of [                                   ].

Interest Payment Dates:  [                                   ]

Record Dates:  [                                 ]

Dated:

TRANSALTA CORPORATION


By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:




This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK,
  as Trustee


By: ______________________________
         Authorized Signatory

                                [FORM OF REVERSE]

                  *[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CORPORATION (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

                  Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                  TransAlta Corporation, a corporation duly organized and existing under the laws of Canada (herein called the "Corporation", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.] *, or registered assigns, the principal sum of *$____________ (__________________________________________
DOLLARS) on [date and year], at the office or agency of the Corporation referred to below, and to pay interest thereon on [date and year] and semi-annually thereafter, on [date] and [date] in each year, commencing [date and year],** or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of ___% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [date] or [date] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted


--------

* Include if Securities are to be issued in global form. At the time of this writing, DTC will not accept global securities with an aggregate principal amount in excess of U.S.$500,000,000. If the aggregate principal amount of your offering exceeds this amount, use more than one global security.

** Insert date from which interest is to accrue or, if the Securities are to be sold "flat", the closing date of the offering.

interest at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such, exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Security is one of a duly authorized issue of securities of the Corporation designated as its ____% [Debentures] [Notes] [due] [Due] _______________________(herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $[___,000,000], which may be issued under an indenture (herein called the "Indenture") dated as of _________ __, 2002 among the Corporation and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. [This Security is a global Security representing $[___, ___,000] aggregate principal amount [at maturity]* of the Securities.]**

                  Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in New York, New York or at such other office or agency of the Corporation as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of the principal (and premium, if any) and interest may be made at the option of the Corporation (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained by the payee located in the United States; PROVIDED, that principal paid in relation to any Security, redeemed at the option of the Corporation or upon Maturity, shall be paid to the holder of such Security only upon presentation and surrender of such Security to such office of agency referred to above.

                  [The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice, at any time after [date and year], as a whole or in part, at the election of the Corporation[, at a Redemption Price equal to the percentage of the principal amount set forth below if redeemed during the 12-month period beginning [date], of the years indicated:


                          Redemption                              Redemption
        Year                Price                Year               Price
       -----              ----------             ----             ----------

--------

*        Include if a discount security


**       Include in a global security

                  Price                       Price
            ----------------            -----------------
                    %                           %
                    %                           %
                    %                           %
and thereafter] at 100% of the principal amount, together in the case of any such redemption with accrued interest, if any, to the Redemption Date, all as provided in the Indenture.]

                  [The Securities are also subject to redemption on [date] in each year commencing in [year] through the operation of a sinking fund, at a Redemption Price equal to 100% of the principal amount, together with accrued interest to the Redemption Date; all as provided in the Indenture. The sinking fund provides for the [mandatory] redemption on [date] in each year beginning with the year [year] of $ _____ aggregate principal amount of Securities. [In addition, the Corporation may, at its option, elect to redeem up to an additional $______ aggregate principal amount of Securities on any such date.] Securities acquired or redeemed by the Corporation (other than through operation of the sinking fund) may be credited against subsequent [mandatory] sinking fund payments.]*

                  [The Securities are subject to repayment at the option of the Holders thereof on [Repayment Date(s)] at a Repayment Price equal to _____% of the principal amount, together with accrued interest to the Repayment Date, all as provided in the Indenture. To be repaid at the option of the Holder, this Security, with the "Option to Elect Repayment" form duly completed by the Holder hereof (or the Holder's attorney duly authorized in writing), must be received by the Corporation at its office or agency maintained for that purpose in New York, New York not earlier than 45 days nor later than 30 days prior to the Repayment Date. Exercise of such option by the Holder of this Security shall be irrevocable unless waived by the Corporation.]**

                  In the case of any redemption [repayment] of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date [Repayment Date] will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption [repayment] provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date [Repayment Date].

                  In the event of redemption [repayment] of this Security in part only, a new Security or Securities for the unredeemed [unpaid] portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Corporation on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Corporation, with certain conditions set forth therein, which provisions apply to this Security.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the


--------

*        Include if the Securities are subject to a sinking fund.

** Include if the Securities are subject to repayment at the option of the Holders.

rights of the Holders under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in aggregate principal amount of all affected Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities affected thereby, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained for such purpose in New York, New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without Coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to the time of due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustees may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any agent shall be affected by notice to the contrary.

                  Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months. For the purposes only of disclosure required by the INTEREST ACT (Canada), and without affecting the amount of interest payable to any Holder or the calculation of interest on any Securities, whenever interest to be paid under a Security is to be calculated on the basis of a year of 360 days consisting of twelve 30-day months, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent during any particular period is the rate so determined multiplied by a fraction of which:

         (a)      the numerator is the product of:

                  (i) the actual number of days in the calendar year in which the same is to be ascertained, and

                  (ii) the sum of (A) the product of (x) 30 and (y) the number of complete months elapsed in the relevant period and (B) the number of days elapsed in any incomplete month in the relevant period, and

         (b) the denominator is the product of (i) 360 and (ii) the number of days in the relevant period.

                  *[If at any time, (i) the Depositary notifies the Corporation that it is unwilling or unable or no longer qualifies to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, (ii) the Corporation determines that the Securities shall no longer be represented by a global Security or Securities, or (iii) any Event of Default shall have occurred then in such event the Corporation will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.]

                  The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


--------

*        Include for global security

                           [OPTION TO ELECT REPAYMENT

                  The undersigned hereby irrevocably requests and instructs the Corporation to repay the within Security [(or the portion thereof specified below)], pursuant to its terms, on the "Repayment Date" first occurring after the date of receipt of the within Security as specified below, at a Repayment Price equal to ___% of the principal amount thereof, together with accrued interest to the Repayment Date, to the undersigned at:







           (Please Print or Type Name and Address of the Undersigned.)

                  For this Option to Elect Repayment to be effective, this Security with the Option to Elect Repayment duly completed must be received not earlier than 45 days prior to the Repayment Date and not later than 30 days prior to the Repayment Date by the Corporation at its office or agency in [the Borough of Manhattan, New York, New York].

                  If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $__________.

                  If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($1,000 or any integral multiple of $1,000):
$__________.

                  Dated:

                                    Note: The signature to this Option to Elect
                                    Repayment must correspond with the name
                                    as written upon the face of the within
                                    Security in every particular without
                                    alterations or enlargement or any change whatsoever.]

                                ASSIGNMENT FORM*

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

----------------------------------------------------

----------------------------------------------------
(INSERT ASSIGNEE'S SOC. SEC., SOC. INS. OR TAX ID NO.)


         (Print or type assignee's name, address and zip or postal code)

and irrevocably appoint _______________________________________________________

_____________agent to transfer this Security on the books of the Corporation. The agent may substitute another to act for him.


Dated: Your Signature: ________________________________________________________
                       (Sign exactly as name appears on the other side of this
                                             Security)


                              Signature Guarantee:_____________________________

                                        (Signature must be guaranteed by a
                                        commercial bank or trust company, by a
                                        member or members' organization of The
                                        New York Stock Exchange or by another
                                        eligible guarantor institution as
                                        defined in Rule 17Ad-15 under the
                                        Securities Exchange Act of 1934)


--------

*        Omit if a global security.

                                    EXHIBIT B

                             FORMS OF CERTIFICATION

                                   EXHIBIT B-1

      FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED TO RECEIVE BEARER
       SECURITY OR TO OBTAIN INTEREST PAYABLE PRIOR TO THE EXCHANGE DATE
                                   CERTIFICATE

     [INSERT TITLE OR SUFFICIENT DESCRIPTION OF SECURITIES TO BE DELIVERED]

                  This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 2.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise TransAlta Coproration or its agent that such financial institution, will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

                  As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

                  We undertake to advise you promptly by telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applied as of such date.

                  This certificate excepts and does not relate to [U.S .$]______ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a Permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

                  We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:

[To be dated no earlier than
the 15th day prior to (i) the
Exchange Date or (ii) the
relevant Interest Payment
Date occurring prior to the
Exchange Date, as
applicable]

                                       [Name of Person Making Certification]


                                       ----------------------------------------
                                       (Authorized Signatory)
                                       Name:
                                       Title:

                                   EXHIBIT B-2

                  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                               AND CLEARSTREAM IN
                 CONNECTION WITH THE EXCHANGE OF A PORTION OF A
                 TEMPORARY GLOBAL SECURITY OR TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE

                                   CERTIFICATE

                     [INSERT TITLE OR SUFFICIENT DESCRIPTION
                         OF SECURITIES TO BE DELIVERED]

                  This is to certify that based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S.$] _________ principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States person(s) that are
(a) foreign branches of United States financial institutions (financial institutions, as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise TransAlta Corporation or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)) and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

                  As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

                  We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.


                                     B-2-1

                  We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:

[To be dated no earlier than the
Exchange Date or the relevant Interest
Payment Date occurring prior to the
Exchange Date, as applicable]


                                         [MORGAN GUARANTY TRUST COMPANY OF
                                         NEW YORK, BRUSSELS OFFICE, as Operator
                                         of the Euroclear System]
                                         [Clearstream]



                                          By: _________________________________






                                     B-2-2